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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                           Hartford Series Fund, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                          HARTFORD SERIES FUND, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                           HARTFORD ADVISERS HLS FUND
                     HARTFORD CAPITAL APPRECIATION HLS FUND
                      HARTFORD DISCIPLINED EQUITY HLS FUND
                     HARTFORD DIVIDEND AND GROWTH HLS FUND
                        HARTFORD EQUITY INCOME HLS FUND
                            HARTFORD FOCUS HLS FUND
                       HARTFORD GLOBAL ADVISERS HLS FUND
                    HARTFORD GLOBAL COMMUNICATIONS HLS FUND
                  HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
                        HARTFORD GLOBAL HEALTH HLS FUND
                        HARTFORD GLOBAL LEADERS HLS FUND
                      HARTFORD GLOBAL TECHNOLOGY HLS FUND
                            HARTFORD GROWTH HLS FUND
                          HARTFORD HIGH YIELD HLS FUND
                            HARTFORD INDEX HLS FUND
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
                 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
                 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
                            HARTFORD MIDCAP HLS FUND
                         HARTFORD MIDCAP VALUE HLS FUND
                         HARTFORD MONEY MARKET HLS FUND
                     HARTFORD MORTGAGE SECURITIES HLS FUND
                        HARTFORD SMALL COMPANY HLS FUND
                            HARTFORD STOCK HLS FUND
     HARTFORD TOTAL RETURN BOND HLS FUND (FORMERLY HARTFORD BOND HLS FUND)
                            HARTFORD VALUE HLS FUND

                       HARTFORD HLS SERIES FUND II, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                       HARTFORD BLUE CHIP STOCK HLS FUND
                    HARTFORD CAPITAL OPPORTUNITIES HLS FUND
                     HARTFORD GROWTH OPPORTUNITIES HLS FUND
                     HARTFORD INTERNATIONAL STOCK HLS FUND
                       HARTFORD LARGECAP GROWTH HLS FUND
                         HARTFORD MIDCAP STOCK HLS FUND
                       HARTFORD SMALLCAP GROWTH HLS FUND
                        HARTFORD SMALLCAP VALUE HLS FUND
                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
                     HARTFORD VALUE OPPORTUNITIES HLS FUND

Dear Hartford HLS Fund Participants:

     You are cordially invited to attend the Joint Special Meeting of Shareholders (the "Meeting") of the Hartford HLS Funds listed above (the "Funds"). The Meeting will take place on September 7, 2005, at 8:30 a.m., Eastern Time, at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089.

     At the Meeting, shareholders will be asked to vote on the matters listed in the attached Notice of Joint Special Meeting of Shareholders. As explained in the enclosed Proxy Statement, the purpose of the Meeting is (i) to elect members of the Boards of Directors of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each, a "Company," and together, the "Companies"); (ii) for each series of Hartford Series Fund, Inc. only, to approve a proposal to permit the investment adviser to those Funds to select and contract with investment sub-advisers that are not affiliated with HL Investment Advisors, LLC or the Funds (other than by reason of serving as a sub-adviser to one or more of the Funds) without obtaining shareholder approval; (iii) for certain Funds to approve a proposal to revise the fundamental investment policy of those Funds regarding investment concentrations within particular industries; and (iv) to transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) of the Meeting.

     We request that you complete the enclosed voting instruction card(s) or proxy card(s) for the upcoming Meeting. Each Company's Board of Directors has reviewed and unanimously approved these proposals and recommends that you vote "FOR" each proposal. The enclosed Proxy Statement provides more information on these proposals. Please read it carefully and return your completed voting instruction card(s) or proxy card(s) in the enclosed, addressed, postage-paid envelope, or take advantage of the telephonic or Internet voting procedures described in the Proxy Statement. Your vote is important. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from a representative of The Hartford Financial Services Group, Inc. or from our proxy solicitor, Georgeson Shareholder Communications, Inc., reminding you to vote your shares.

                                      Very truly yours,

                                      /s/ David M. Znamierowski
                                      David M. Znamierowski
                                      President and Chief Executive Officer

                             IMPORTANT INFORMATION

 We encourage you to read the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.

Q. WHAT PROPOSALS ARE SHAREHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING SPECIAL MEETING?

A. Shareholders are being asked to consider three separate matters. First, shareholders are being asked to elect members of the Boards of Directors of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each, a "Company," and together, the "Companies"). Second, shareholders of the series of Hartford Series Fund, Inc., only, are being asked to approve a proposal to permit the investment adviser to those Funds to select and contract with investment sub-advisers that are not affiliated with HL Investment Advisors, LLC ("HL Advisors") or the Funds (other than by reason of serving as a sub-adviser to one or more of the Funds) ("Sub-Advisers") without obtaining shareholder approval. Third, shareholders of certain Funds are being asked to approve a proposal to revise the fundamental investment policy of those Funds regarding investment concentrations within particular industries.

Q.  WHO IS BEING NOMINATED TO SERVE AS A DIRECTOR?

A. There are nine nominees for both Companies, eight of whom currently make up the Board of Directors of Hartford Series Fund, Inc., six of whom currently make up the Board of Directors of Hartford HLS Series Fund II, Inc., and one of whom, William P. Johnston, does not currently serve as a director on either Board. If all of the nominees are elected to both Boards, the Boards of both Companies will be composed of the same nine directors.

Q. WHY ARE SHAREHOLDERS OF THE SERIES OF HARTFORD SERIES FUND, INC. BEING ASKED TO APPROVE A PROPOSAL TO PERMIT THE FUNDS' INVESTMENT ADVISER TO SELECT AND CONTRACT WITH SUB-ADVISERS WITHOUT SHAREHOLDER APPROVAL?

A. The Funds are structured so that each Fund has an investment adviser and an investment Sub-Adviser. The investment adviser supervises the activities of the investment Sub-Adviser, which in turn performs the day-to-day investment management of the Funds. Currently, in order to hire a Sub-Adviser it is necessary to obtain shareholder approval, and thus to incur the expense of a shareholder meeting. Hartford HLS Series Fund II, Inc. received an order from the Securities and Exchange Commission permitting Hartford HLS Series Fund II, Inc., as well as other funds managed by its adviser, HL Advisors, or affiliates of HL Advisors, to hire or terminate investment Sub-Advisers without a shareholder vote, subject to the shareholders' prior approval of the operation of the respective Fund in this manner. The order is contingent on various requirements being met, including that the investment adviser retain oversight and responsibility for each Fund, that the Funds receive shareholder approval to use the order, and that a Sub-Adviser may only be hired or replaced upon the approval by the directors of the appropriate Fund. The shareholders of each series of Hartford HLS Series Fund II, Inc. have previously approved the implementation of the order. To afford the flexibility provided by the order to each of the series of Hartford Series Fund, Inc., management is seeking shareholders' approval of such an arrangement for the Funds. The Funds benefit from this order by being able to act more quickly and with less expense when the need arises to replace or hire an investment Sub-Adviser.

Q. WHY ARE WE PROPOSING TO CHANGE THE FUNDAMENTAL INVESTMENT POLICY OF CERTAIN FUNDS REGARDING INDUSTRY CONCENTRATION?

A. As described in more detail in the accompanying Proxy Statement, small variations in the wording of similar restrictions among all the funds advised by the affiliates of The Hartford Financial Services Group, Inc. ("The Hartford") (collectively, the "Hartford Fund Complex") makes the task of ensuring compliance with each restriction difficult and expensive. We are proposing to revise the fundamental investment policy regarding investment concentrations within particular industries to bring it in line, wherever possible, with the corresponding fundamental investment policies in place, or expected to be in place, for other funds within the Hartford Fund Complex.

Q. DO WE EXPECT THE FUNDS' INVESTMENT APPROACHES TO CHANGE AS RESULT OF ANY OF THESE PROPOSALS?

A. These changes are being proposed to help streamline the compliance and regulatory processes, and are not expected to result in any material changes in the investment strategies or practices of the Funds.

Q.  HAVE THE BOARDS OF DIRECTORS APPROVED THESE PROPOSALS?

A. Yes. Your Fund's Board of Directors has reviewed and unanimously approved each of the proposals on which you are being asked to vote. Your Board recommends that you vote in favor of each proposal.

Q.  WHEN SHOULD I VOTE?

A. Please vote as soon as possible. Representatives of The Hartford or Georgeson Shareholder Communications, Inc., a firm authorized by The Hartford, may be contacting you to urge you to vote on these important matters.

Q.  HOW DO I VOTE?

A. Please follow the instructions on the voting instruction card(s) or proxy card(s) enclosed, or go to https://vote.proxy-direct.com, or call 866-235-4258.

Q.  WHERE CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT?

A. For information about voting, please go to https://vote.proxy-direct.com or call 866-235-4258. To view the Hartford HLS Annual Report or a copy of this Proxy Statement, or to obtain additional information about the Proxy Statement:

     For variable life and annuity owners, please go to www.hartfordinvestor.com (see the links to Hartford HLS Proxy information under "News & Highlights");

     For other retirement programs, please go to retire.hartfordlife.com (see the links to Hartford HLS Proxy information under "In the News").

     OR call:

     877-372-2935 (if you are a Hartford or Fortis variable annuity owner or a Fortis 403b owner);
     800-231-5453 (if you are a Hartford variable life insurance policy owner); 800-800-2000 (if you are a Fortis variable life insurance policy owner); 800-874-2502 (if you are a representative or owner of a Hartford-administered 401k plan);
     800-528-9009 (if you are a representative or owner of a Hartford-administered 457, 403b or 401a plan); or 877-836-5854 (if you are a representative or owner of any other qualified retirement plan not administered by Hartford).

                          HARTFORD SERIES FUND, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                           HARTFORD ADVISERS HLS FUND
                     HARTFORD CAPITAL APPRECIATION HLS FUND
                      HARTFORD DISCIPLINED EQUITY HLS FUND
                     HARTFORD DIVIDEND AND GROWTH HLS FUND
                        HARTFORD EQUITY INCOME HLS FUND
                            HARTFORD FOCUS HLS FUND
                       HARTFORD GLOBAL ADVISERS HLS FUND
                    HARTFORD GLOBAL COMMUNICATIONS HLS FUND
                  HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
                        HARTFORD GLOBAL HEALTH HLS FUND
                        HARTFORD GLOBAL LEADERS HLS FUND
                      HARTFORD GLOBAL TECHNOLOGY HLS FUND
                            HARTFORD GROWTH HLS FUND
                          HARTFORD HIGH YIELD HLS FUND
                            HARTFORD INDEX HLS FUND
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
                 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
                 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
                            HARTFORD MIDCAP HLS FUND
                         HARTFORD MIDCAP VALUE HLS FUND
                         HARTFORD MONEY MARKET HLS FUND
                     HARTFORD MORTGAGE SECURITIES HLS FUND
                        HARTFORD SMALL COMPANY HLS FUND
                            HARTFORD STOCK HLS FUND
     HARTFORD TOTAL RETURN BOND HLS FUND (FORMERLY HARTFORD BOND HLS FUND)
                            HARTFORD VALUE HLS FUND

                       HARTFORD HLS SERIES FUND II, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                       HARTFORD BLUE CHIP STOCK HLS FUND
                    HARTFORD CAPITAL OPPORTUNITIES HLS FUND
                     HARTFORD GROWTH OPPORTUNITIES HLS FUND
                     HARTFORD INTERNATIONAL STOCK HLS FUND
                       HARTFORD LARGECAP GROWTH HLS FUND
                         HARTFORD MIDCAP STOCK HLS FUND
                       HARTFORD SMALLCAP GROWTH HLS FUND
                        HARTFORD SMALLCAP VALUE HLS FUND
                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
                     HARTFORD VALUE OPPORTUNITIES HLS FUND

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

     A Joint Special Meeting of Shareholders (the "Meeting") of the series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each, a "Company," and together, the "Companies") listed above (each such series, a "Fund," and together, the "Funds") will take place on September 7, 2005, at 8:30 a.m., Eastern Time, at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089, for the following purposes:

          1. For each Company, to elect a Board of Directors.

          2. For each Fund of Hartford Series Fund, Inc. listed above, to approve a proposal to permit its investment adviser to select and contract with investment sub-advisers that are not affiliated with HL Investment Advisors, LLC or the Funds (other than by reason of serving as a sub-adviser to one or more of the Funds) without obtaining shareholder approval.

          3. For each Fund, except Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, and Hartford Global Technology HLS Fund, to approve a proposal to revise the fundamental investment policy of the Funds regarding investment concentrations within particular industries.

          4. To transact such other business as may properly come before the Meeting.

     The Board of Directors of each Company unanimously recommends approval of each item listed in this Notice, as applicable. Shareholders of record on June 21, 2005 are entitled to notice of and to vote at the Meeting.

     The Funds issue and sell their shares to separate accounts of certain insurance companies (the "Separate Accounts") and to qualified retirement plans (the "Retirement Plans"). The Separate Accounts hold shares of the Funds, which are the vehicles for funding benefits under flexible premium variable annuity contracts or flexible premium variable life insurance contracts that are issued by insurance companies. As the owners of the assets held in the Separate Accounts, the insurance companies, as well as the Retirement Plans, are the shareholders of the Companies and are entitled to vote their shares of the Companies. Pursuant to applicable laws, the insurance companies vote outstanding shares of the Companies in accordance with instructions received from the owners of the annuity and life insurance contracts. In addition to the shareholders of the Companies, this Notice is being delivered to annuity and life insurance contract owners who do not invest directly in or hold shares of the Companies, but who, by virtue of their ownership of the contracts, have a beneficial interest in the Companies as of the record date, so that they may instruct the insurance companies how to vote the shares of the Companies that underly their contracts. Retirement Plan fiduciaries should forward the proxy materials (or arrange to have the proxy materials forwarded) to the appropriate plan participants and beneficiaries as required by applicable law and the plan documents governing the plan.

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD(S) OR PROXY CARD(S) AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED ON THE PROXY CARD(S) OR VOTING INSTRUCTION CARD(S), IN ORDER TO SAVE THE COMPANIES ANY FURTHER SOLICITATION EXPENSE. An addressed envelope for which no postage is required is enclosed.

                                      By order of the Boards of Directors,

                                      /s/ Edward P. Macdonald
                                      EDWARD P. MACDONALD
                                      Secretary

Dated: July 18, 2005

                          HARTFORD SERIES FUND, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                           HARTFORD ADVISERS HLS FUND
                     HARTFORD CAPITAL APPRECIATION HLS FUND
                      HARTFORD DISCIPLINED EQUITY HLS FUND
                     HARTFORD DIVIDEND AND GROWTH HLS FUND
                        HARTFORD EQUITY INCOME HLS FUND
                            HARTFORD FOCUS HLS FUND
                       HARTFORD GLOBAL ADVISERS HLS FUND
                    HARTFORD GLOBAL COMMUNICATIONS HLS FUND
                  HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
                        HARTFORD GLOBAL HEALTH HLS FUND
                        HARTFORD GLOBAL LEADERS HLS FUND
                      HARTFORD GLOBAL TECHNOLOGY HLS FUND
                            HARTFORD GROWTH HLS FUND
                          HARTFORD HIGH YIELD HLS FUND
                            HARTFORD INDEX HLS FUND
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
                 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
                 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
                            HARTFORD MIDCAP HLS FUND
                         HARTFORD MIDCAP VALUE HLS FUND
                         HARTFORD MONEY MARKET HLS FUND
                     HARTFORD MORTGAGE SECURITIES HLS FUND
                        HARTFORD SMALL COMPANY HLS FUND
                            HARTFORD STOCK HLS FUND
     HARTFORD TOTAL RETURN BOND HLS FUND (FORMERLY HARTFORD BOND HLS FUND)
                            HARTFORD VALUE HLS FUND

                       HARTFORD HLS SERIES FUND II, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                       HARTFORD BLUE CHIP STOCK HLS FUND
                    HARTFORD CAPITAL OPPORTUNITIES HLS FUND
                     HARTFORD GROWTH OPPORTUNITIES HLS FUND
                     HARTFORD INTERNATIONAL STOCK HLS FUND
                       HARTFORD LARGECAP GROWTH HLS FUND
                         HARTFORD MIDCAP STOCK HLS FUND
                       HARTFORD SMALLCAP GROWTH HLS FUND
                        HARTFORD SMALLCAP VALUE HLS FUND
                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
                     HARTFORD VALUE OPPORTUNITIES HLS FUND

                                PROXY STATEMENT
                                 JULY 18, 2005

     The enclosed proxy card(s) or voting instruction card(s) are solicited by the Boards of Directors of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each, a "Company," and together, the "Companies") in connection with the Joint Special Meeting of Shareholders (the "Meeting") of each of the series of the Companies listed above (each, a "Fund," and together, the "Funds") to be held September 7, 2005, at 8:30 a.m., Eastern Time, at the offices of HL Investment Advisors, LLC ("HL Advisors"), 200 Hopmeadow Street, Simsbury, Connecticut 06089, and at any adjournment(s) or postponement(s) of the Meeting. The mailing address of the principal executive offices for both Companies is P.O. Box 2999, Hartford, Connecticut 06104-2999.

     The costs of solicitation, including the cost of preparing and mailing the Notice of Joint Special Meeting of Shareholders and this Proxy Statement, will be paid by the Funds on a pro rata basis based on the relative net assets of each Fund. The approximate mailing date of this Proxy Statement is July 18, 2005. Representatives of The Hartford Financial Services Group, Inc. ("The Hartford") or a firm authorized by The Hartford may solicit proxies and voting instructions by means of mail or telephone calls. Georgeson Shareholder Communications, Inc. ("Georgeson") has been engaged to assist in the solicitation of proxies, at an estimated cost of $1,600,000, plus expenses. As the Meeting date approaches, certain Contract Owners, as defined below, and shareholders may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Voting instructions that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are reasonably designed to ensure that both the identity of the Contract Owner or shareholder casting the vote and the voting instructions of the Contract Owner or shareholder are accurately determined.

     HL Advisors, the investment adviser for the Funds, and Hartford Life Insurance Company ("Hartford Life"), the administrator for the Funds, are principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089. Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089, acts as the Funds' principal underwriter.

     The Funds issue and sell their shares to separate accounts of certain insurance companies (the "Separate Accounts") and to qualified retirement plans (the "Retirement Plans"). The insurance companies and the Retirement Plans are the shareholders of the Funds. The Separate Accounts hold shares of mutual funds, including the Funds, which are vehicles for funding benefits under flexible premium variable annuity contracts or flexible premium variable life insurance contracts that are issued by the insurance companies. Each

Separate Account has subaccounts, some of which invest in the Funds and certain other mutual funds. Owners of the variable annuity and variable life insurance contracts issued by these insurance companies ("Contract Owners") allocate the value of their contracts among these subaccounts. Although the insurance companies are the owners of the assets held in the Separate Accounts, the Contract Owners may be indirect participants in the Funds. Under applicable law, the participating insurance companies provide pass-through voting privileges to the Contract Owners. Contract Owners are asked to complete a voting instruction card, instructing their respective insurance companies on how to vote the shares in which they are the indirect participants.

     If you are a Contract Owner who beneficially owns shares of more than one Fund, you should provide voting instructions for each Fund of which you are a beneficial owner. For example, if you beneficially own shares of both Hartford Capital Appreciation HLS Fund and Hartford Dividend and Growth HLS Fund, you should indicate your voting instructions for each of those Funds in the spaces provided on the enclosed voting instruction card(s). Each voting instruction card enclosed allows you to vote "FOR" ALL the proposals discussed in this Proxy Statement for all of the Funds listed on that card, each of which you are a beneficial owner. If you provide voting instructions for each proposal individually, you must indicate your voting instructions for each Fund listed on the enclosed voting instruction card(s), each of which you are a beneficial owner. Similarly, if you are a shareholder who owns shares of more than one Fund, you should indicate your vote for each Fund in which you own shares on the enclosed proxy card(s).

     If you own shares beneficially through a Retirement Plan, you should contact the plan sponsor, trustee, or other administrator for information regarding your right to provide or revoke instructions as to the voting of Fund shares. If you are a Retirement Plan sponsor, trustee, or other administrator and are authorized to vote shares held by a Retirement Plan, please complete the enclosed proxy card(s) and return it in the enclosed envelope.

     Contract Owners may revoke their voting instructions until the voting results are announced at the Meeting by giving prior written notice to their respective insurance company. Shareholders may revoke authority to vote their shares by giving written notice of revocation to Edward P. Macdonald, the Secretary of each Company. Unless revoked, properly executed voting instruction cards or proxy cards that have been returned by Contract Owners or shareholders without instructions will be voted "FOR" each Proposal. In instances where choices are specified by the Contract Owners or shareholders in the voting instruction cards or proxy cards, those Contract Owners' or shareholders' votes will be voted or the votes will be withheld in accordance with the Contract Owners' or shareholders' choices. Votes of Contract Owners for which no voting instructions are received will be voted by an insurance company in the same proportion as the votes of Contract Owners for which voting instructions are received by such insurance company. With regard to Proposal I, the election of directors, votes may be cast for all nominees, withheld for all nominees, or withheld for certain nominees. Abstentions may be specified for Proposals II and III (to permit the investment adviser of certain Funds to select and contract with certain sub-advisers without obtaining shareholder approval, and to approve a change to the fundamental investment policy of certain Funds regarding investment concentrations within particular industries, respectively). With respect to Proposals II and III, abstentions and broker non-votes (proxy cards received by a Company from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have the same effect as a vote "AGAINST" such item. So far as the Boards of Directors are aware, no matters other than those described in this Proxy Statement will be acted upon at the Meeting. Should any other matters properly come before the Meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

     In addition to completing and returning the enclosed voting instruction card(s) or proxy card(s), Contract Owners and shareholders are also able to vote by touchtone telephone or by Internet by following the instructions included on the voting instruction card(s) or proxy card(s) accompanying this Proxy Statement. To vote by Internet or by telephone, Contract Owners and shareholders can access the website, or call the toll-free number, listed on the voting instruction card(s) or proxy card(s). To vote by Internet or by telephone, a Contract Owner or shareholder will need the "control number" that appears on the voting instruction card(s) or proxy card(s). After entering this number, the Contract Owner or shareholder will be prompted to provide their voting instructions on the Proposals. Contract Owners and shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating the telephone call or Internet link.

     In all cases where telephonic proxies or telephonic voting instructions are solicited, the Georgeson representative is required to ask for each Contract Owner's or shareholder's full name and address and zip code or employer identification number, and to confirm that the Contract Owner or shareholder has received the proxy materials in the mail. If the Contract Owner or shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the Proposals listed on the voting instruction card or proxy card if requested, and ask for the Contract Owner's or shareholder's instructions on each Proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the Contract Owner or shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Georgeson representative will record the Contract Owner's or shareholder's voting instructions or proxy authorizations on the card(s). Within 72 hours, the Contract Owner or shareholder will be sent a letter or mailgram confirming his or her vote and asking the Contract Owner or shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation. Although a Contract Owner's or shareholder's vote may be taken by telephone, each Contract Owner or shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed voting instruction card(s) or proxy card(s), by touchtone telephone or the Internet, as set forth above. The voting instructions or proxy authorizations received last in time from each Contract Owner or shareholder, whether by voting instruction card(s) or proxy card(s), touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Contract Owner or shareholder.

     Only those shareholders owning shares as of the close of business on June 21, 2005 (the "Record Date") may vote at the Meeting or any adjournment(s) or postponement(s) of the Meeting. Attachment A lists the outstanding shares of each Fund as of the Record Date. Each shareholder is entitled to one vote for each share held.

     The presence, either in person or by proxy, of shareholders owning a majority of shares of a Company entitled to vote at the Meeting shall constitute a quorum with respect to that Company. As to any Fund for which matters will be considered that will affect that Fund individually, the presence, either in person or by proxy, of shareholders owning a majority of shares of that Fund entitled to vote at the Meeting shall constitute a quorum with respect to that Fund. Because Hartford Life and its affiliates are the majority shareholders of each of the Funds, their presence at the Meeting in person or proxy will meet the quorum requirement. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken for one or more of the Proposals in this Proxy Statement prior to any adjournment provided that there is a quorum. All Proposals receiving a sufficient number of votes for approval prior to any adjournment shall be deemed adopted and shall not require any further shareholder approval at any adjournment or otherwise.

     A copy of each Company's most recent annual report and the most recent semi-annual report succeeding the annual report, if any, is available upon request. If you would like to receive a copy, please contact the Company in question at P.O. Box 2999, Hartford, Connecticut 06104-2999, or call 877-372-2935, if you are a Hartford or Fortis variable annuity owner or a Fortis 403b owner; 800-231-5453, if you are a Hartford variable life insurance policy owner; 800-800-2000, if you are a Fortis variable life insurance policy owner; 800-874-2502, if you are a representative of a Hartford-administered 401k plan; 800-528-9009, if you are a representative of a Hartford-administered 457, 403b or 401a plan; or 877-836-5854, if you are a representative of a qualified retirement plan that is not administered by Hartford; and a copy will be sent, without charge, by first class mail within three business days of your request. Alternatively, if you would like to view a copy on the Internet, for variable life and annuity owners, please go to www.hartfordinvestor.com (see the Hartford HLS Annual Report under "News & Highlights"); or for other retirement programs, please go to retire.hartfordlife.com (see the Hartford HLS Annual Report under "In the News").

                    SUMMARY OF PROPOSALS AND FUNDS AFFECTED

     The following table identifies the three proposals set forth in this Proxy Statement and indicates which Funds are affected by each proposal. An "X" denotes that a Fund is affected by the proposal and that the Fund's shareholders are solicited with respect to that proposal.

                                                II. PROPOSAL TO PERMIT THE   III. PROPOSAL TO REVISE THE
                                                  INVESTMENT ADVISER TO          FUNDAMENTAL POLICY
                                                 SELECT AND CONTRACT WITH       REGARDING INVESTMENT
                       I. PROPOSAL TO ELECT A      SUB-ADVISERS WITHOUT        CONCENTRATIONS WITHIN A
FUND                     BOARD OF DIRECTORS        SHAREHOLDER APPROVAL          PARTICULAR INDUSTRY
----                   ----------------------   --------------------------   ---------------------------
Hartford Advisers HLS            X                          X                             X
  Fund
Hartford Capital                 X                          X                             X
  Appreciation HLS
  Fund
Hartford Disciplined             X                          X                             X
  Equity HLS Fund

                                                II. PROPOSAL TO PERMIT THE   III. PROPOSAL TO REVISE THE
                                                  INVESTMENT ADVISER TO          FUNDAMENTAL POLICY
                                                 SELECT AND CONTRACT WITH       REGARDING INVESTMENT
                       I. PROPOSAL TO ELECT A      SUB-ADVISERS WITHOUT        CONCENTRATIONS WITHIN A
FUND                     BOARD OF DIRECTORS        SHAREHOLDER APPROVAL          PARTICULAR INDUSTRY
----                   ----------------------   --------------------------   ---------------------------
Hartford Dividend and            X                          X                             X
  Growth HLS Fund
Hartford Equity                  X                          X                             X
  Income HLS Fund
Hartford Focus HLS               X                          X                             X
  Fund
Hartford Global                  X                          X                             X
  Advisers HLS Fund
Hartford Global                  X                          X
  Communications HLS
  Fund
Hartford Global                  X                          X
  Financial Services
  HLS Fund
Hartford Global                  X                          X
  Health HLS Fund
Hartford Global                  X                          X                             X
  Leaders HLS Fund
Hartford Global                  X                          X
  Technology HLS Fund
Hartford Growth HLS              X                          X                             X
  Fund
Hartford High Yield              X                          X                             X
  HLS Fund
Hartford Index HLS               X                          X                             X
  Fund
Hartford                         X                          X                             X
  International
  Capital
  Appreciation HLS
  Fund
Hartford                         X                          X                             X
  International
  Opportunities HLS
  Fund

                                                II. PROPOSAL TO PERMIT THE   III. PROPOSAL TO REVISE THE
                                                  INVESTMENT ADVISER TO          FUNDAMENTAL POLICY
                                                 SELECT AND CONTRACT WITH       REGARDING INVESTMENT
                       I. PROPOSAL TO ELECT A      SUB-ADVISERS WITHOUT        CONCENTRATIONS WITHIN A
FUND                     BOARD OF DIRECTORS        SHAREHOLDER APPROVAL          PARTICULAR INDUSTRY
----                   ----------------------   --------------------------   ---------------------------
Hartford                         X                          X                             X
  International Small
  Company HLS Fund
Hartford MidCap HLS              X                          X                             X
  Fund
Hartford MidCap Value            X                          X                             X
  HLS Fund
Hartford Money Market            X                          X                             X
  HLS Fund
Hartford Mortgage                X                          X                             X
  Securities HLS Fund
Hartford Small                   X                          X                             X
  Company HLS Fund
Hartford Stock HLS               X                          X                             X
  Fund
Hartford Total Return            X                          X                             X
  Bond HLS Fund
Hartford Value HLS               X                          X                             X
  Fund
Hartford Blue Chip               X                                                        X
  Stock HLS Fund
Hartford Capital                 X                                                        X
  Opportunities HLS
  Fund
Hartford Growth                  X                                                        X
  Opportunities HLS
  Fund
Hartford                         X                                                        X
  International Stock
  HLS Fund
Hartford LargeCap                X                                                        X
  Growth HLS Fund
Hartford MidCap Stock            X                                                        X
  HLS Fund
Hartford SmallCap                X                                                        X
  Growth HLS Fund

                                                II. PROPOSAL TO PERMIT THE   III. PROPOSAL TO REVISE THE
                                                  INVESTMENT ADVISER TO          FUNDAMENTAL POLICY
                                                 SELECT AND CONTRACT WITH       REGARDING INVESTMENT
                       I. PROPOSAL TO ELECT A      SUB-ADVISERS WITHOUT        CONCENTRATIONS WITHIN A
FUND                     BOARD OF DIRECTORS        SHAREHOLDER APPROVAL          PARTICULAR INDUSTRY
----                   ----------------------   --------------------------   ---------------------------
Hartford SmallCap                X                                                        X
  Value HLS Fund
Hartford U.S.                    X                                                        X
  Government
  Securities HLS Fund
Hartford Value                   X                                                        X
  Opportunities HLS
  Fund

                                SHARE OWNERSHIP

     The following table sets forth the dollar range of equity securities beneficially owned by each director of the Companies or nominee for election as a director of the Companies in each of the Funds and on an aggregate basis in any registered investment companies overseen, or to be overseen, by the director or nominee within the same family of investment companies, as of April 30, 2005.

NON-INTERESTED DIRECTORS AND NOMINEES

                                                                                   AGGREGATE DOLLAR RANGE
                                                                                   OF EQUITY SECURITIES IN
                                                                                  ALL REGISTERED INVESTMENT
                                                                                    COMPANIES OVERSEEN BY
                                                                                    DIRECTOR IN FAMILY OF
NAME OF DIRECTOR OR NOMINEE        DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND    INVESTMENT COMPANIES
---------------------------        ---------------------------------------------  -------------------------
Lynn S. Birdsong.................                     None                                None
Robert M. Gavin..................                     None                                None
Duane E. Hill....................                     None                                None
Sandra S. Jaffee(1)..............                     None                                None
William P. Johnston(2)...........                     None                                None
Phillip O. Peterson..............                     None                                None

---------------

(1) Ms. Jaffee is a director of Hartford Series Fund, Inc. but is not currently a director of Hartford HLS Series Fund II, Inc.

(2) Mr. Johnston is not currently a director of any of the Companies.

INTERESTED DIRECTORS AND NOMINEES

                                                                                     AGGREGATE DOLLAR RANGE
                                                                                     OF EQUITY SECURITIES IN
                                                                                    ALL REGISTERED INVESTMENT
                                                                 DOLLAR RANGE OF      COMPANIES OVERSEEN BY
                                                                EQUITY SECURITIES     DIRECTOR IN FAMILY OF
NAME OF DIRECTOR OR NOMINEE                                        IN THE FUND        INVESTMENT COMPANIES
---------------------------                                     -----------------   -------------------------
Thomas M. Marra.........     Hartford Capital Appreciation HLS    $1 - $10,000       $10,001 - $50,000
                             Fund
                             Hartford International               $1 - $10,000
                             Opportunities HLS Fund
                             Hartford Stock HLS Fund            $10,001 - $50,000

Lowndes A. Smith........     Hartford Advisers HLS Fund           Over $100,000        Over $100,000
                             Hartford Capital Appreciation HLS    Over $100,000
                             Fund
                             Hartford International             $10,001 - $50,000
                             Opportunities HLS Fund
                             Hartford Mortgage Securities HLS     $1 - $10,000
                             Fund
                             Hartford Small Company HLS Fund    $10,001 - $50,000
                             Hartford Stock HLS Fund              $1 - $10,000

David M. Znamierowski(1)...  None                                     None                  None

---------------

(1) Mr. Znamierowski is a director of Hartford Series Fund, Inc. but is not currently a director of Hartford HLS Series Fund II, Inc.

     As of April 30, 2005, all directors and officers as a group owned less than 1% of the outstanding shares of each class of each Fund. As of May 31, 2005, no person to the knowledge of any Company owned beneficially more than 5% of the outstanding shares of any class of shares of a Fund, except as listed in Attachment B.

     As of April 30, 2005, none of the non-interested directors(*) (or their immediate family members) had share ownership in securities of any Company's investment adviser, principal underwriter or in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of a Company (not including registered investment companies).

---------------

(*) The "non-interested directors" of the Companies are those directors who are not "interested persons," as defined in the Investment Company Act of 1940, by virtue of an affiliation with, or equity ownership of, HL Advisors or other affiliated companies.

                                   PROPOSAL I

                             ELECTION OF DIRECTORS

     At the Meeting, shareholders will be asked to elect members to each Company's Board of Directors. There are nine positions on each Company's Board of Directors. Currently, Hartford Series Fund, Inc. has eight directors, all of whom are being nominated for election or re-election to the Board of that Company. Hartford HLS Series Fund II, Inc. currently has six directors, all of whom are being nominated for election or re-election to the Board of that Company. All of the nominees, except William P. Johnston, currently serve as director of one or both of the Companies. The current composition of each Company's Board of Directors is the same, with the exception of David M. Znamierowski and Sandra S. Jaffee, each of whom serves on the Board of Directors of Hartford Series Fund, Inc., but does not serve on the Board of Directors of Hartford HLS Series Fund II, Inc. Mr. Znamierowski was previously selected by the Board of Directors of Hartford Series Fund, Inc. to serve as a director of that Company. In addition to being nominated for election to the Board of Directors of Hartford Series Fund, Inc., Mr. Znamierowski was recommended by the Companies' investment adviser to serve as a member of the Board of Directors of Hartford HLS Series Fund II, Inc. and is being nominated for election to the Board of Directors of that Company. Ms. Jaffee was previously selected by the Board of Directors of Hartford Series Fund, Inc. to serve as a director of that Company, and is now nominated for election to the Board of Directors of that Company. In addition, Ms. Jaffee was recommended by the non-interested directors of the Companies to serve as a member of the Board of Directors of Hartford HLS Series Fund II, Inc. and is being nominated for election to the Board of Directors of that Company. Lynn S. Birdsong and Thomas M. Marra were both previously selected by the Board of Directors of each Company to serve as directors of the Companies, and are now nominated for election to the Board of Directors of each Company. William P. Johnston is being nominated for election to the Board of Directors of each Company. Mr. Johnston was recommended by the non-interested directors of the Companies to serve as a member of the Boards. All other nominees have previously been elected to the Boards and are standing for re-election.

     Pertinent information regarding each nominee's principal occupation and business experience during at least the past five years, the number of portfolios advised by HL Advisors and its affiliates (collectively, the "Hartford Fund Complex") currently overseen, or to be overseen, by each nominee, and the other directorships held by each nominee is set forth below. Shareholders wishing to send communications to the Boards, or to the nominees for election to the Boards, may communicate with Board members and/or nominees by submitting written correspondence, directed to the Board of Directors and/or nominees, in care of the applicable Company's Secretary, Edward P. Macdonald, at Hartford HLS Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999.

NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS

                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                 POSITION      TERM OF                                IN FUND
                                   HELD      OFFICE* AND                              COMPLEX          OTHER
                                 WITH THE     HAS SERVED   PRINCIPAL OCCUPATION(S)   OVERSEEN      DIRECTORSHIPS
NAME AND AGE                    COMPANIES       SINCE        DURING LAST 5 YEARS    BY DIRECTOR   HELD BY DIRECTOR
------------                   ------------  ------------  -----------------------  -----------   ----------------
Lynn S. Birdsong()             Director          2003      From 1979 to 2002, Mr.       80        Mr. Birdsong is
  (age 58)                                                 Birdsong was a managing                a director of
                                                           director of Zurich                     The Japan Fund,
                                                           Scudder Investments, an                Inc.
                                                           investment management
                                                           firm. In 2003, Mr.
                                                           Birdsong became an
                                                           independent director of
                                                           The Japan Fund, Inc.;
                                                           during his employment
                                                           with Scudder, he was an
                                                           interested director of
                                                           The Japan Fund, Inc.
                                                           From 2003 to March
                                                           2005, Mr. Birdsong was
                                                           an independent director
                                                           of the Atlantic
                                                           Whitehall Funds. Since
                                                           1981, Mr. Birdsong has
                                                           been a partner in
                                                           Birdsong Company, an
                                                           advertising specialty
                                                           firm.
Robert M. Gavin()              Director and  Hartford      Dr. Gavin is an              80        None
  (age 64)                     Chairman of   Series Fund,  educational consultant.
                               the Board     Inc. -- 2002  Prior to September 1,
                                                           2001, he was President
                                             Hartford HLS  of Cranbrook Education
                                             Series Fund   Community; and prior to
                                             II,           July 1996, he was
                                             Inc. -- 1986  President of Macalester
                                                           College, St. Paul,
                                                           Minnesota.
Duane E. Hill()                Director      Hartford      Mr. Hill is a Partner        80        None
  (age 59)                                   Series Fund,  Emeritus and a founding
                                             Inc. -- 2001  partner of TSG Capital
                                                           Group, a private equity
                                             Hartford HLS  investment firm that
                                             Series Fund,  serves as sponsor and
                                             II            lead investor in
                                             Inc. -- 2002  leveraged buyouts of
                                                           middle market
                                                           companies. Mr. Hill is
                                                           also a partner of TSG
                                                           Ventures L.P., a
                                                           private equity
                                                           investment company that
                                                           invests primarily in
                                                           minority-owned small
                                                           businesses.

                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                 POSITION      TERM OF                                IN FUND
                                   HELD      OFFICE* AND                              COMPLEX          OTHER
                                 WITH THE     HAS SERVED   PRINCIPAL OCCUPATION(S)   OVERSEEN      DIRECTORSHIPS
NAME AND AGE                    COMPANIES       SINCE        DURING LAST 5 YEARS    BY DIRECTOR   HELD BY DIRECTOR
------------                   ------------  ------------  -----------------------  -----------   ----------------
Sandra S. Jaffee()             Director(1)   Hartford      Ms. Jaffee is an          80(2)        None
  (age 63)                                   Series Fund,  Entrepreneur in
                                             Inc. -- 2005  Residence with Warburg
                                                           Pincus, a private
                                                           equity firm. From
                                                           September 1995 to July
                                                           2004, Ms. Jaffee served
                                                           as Executive Vice
                                                           President at Citigroup,
                                                           where she was President
                                                           and Chief Executive
                                                           Officer of Citibank's
                                                           Global Securities
                                                           Services (1995-2003).
William P. Johnston (age 60)   None              N/A       Mr. Johnston joined the   80(3)        Mr. Johnston is
                                                           Board of Directors of                  Chairman of the
                                                           Renal Care Group, Inc.                 Board of
                                                           in November 2002 and                   Directors of
                                                           currently serves as                    Renal Care
                                                           Chairman of the Board                  Group, Inc.
                                                           (March 2003-present).
                                                           From August 2001 until
                                                           December 2002, Mr.
                                                           Johnston was Managing
                                                           Director of SunTrust
                                                           Robinson Humphrey, the
                                                           investment banking
                                                           division of SunTrust
                                                           Banks, Inc. From 1998
                                                           through 2001, Mr.
                                                           Johnston was Vice
                                                           Chairman of the
                                                           investment banking
                                                           affiliate of SunTrust
                                                           Banks, Inc., where he
                                                           was also Chief
                                                           Executive Officer from
                                                           1998 through April
                                                           2000.
Phillip O. Peterson()          Director      Hartford      Mr. Peterson is a            80        None
  (age 60)                                   Series Fund,  mutual fund industry
                                             Inc. -- 2002  consultant. He was a
                                                           partner of KPMG LLP (an
                                             Hartford HLS  accounting firm) until
                                             Series Fund   July 1999. From January
                                             II,           2004 to April 2005, Mr.
                                             Inc. -- 2000  Peterson served as
                                                           Independent President
                                                           of Strong Mutual Funds.

---------------
* Each director serves until his or her death, resignation, or retirement, or until his or her successor is elected and qualifies.

(1) Director of Hartford Series Fund, Inc. only. Ms. Jaffee is a consultant for a controlling shareholder of Institutional Shareholder Services, Inc., an unaffiliated third party corporate governance research service company ("ISS"), and serves as a director of ISS and as a member of the Executive Committee of the board of directors of ISS. From time to time, ISS may provide in-depth analyses of shareholder meeting agendas, vote recommendations, record-keeping or vote disclosure services to one or more of the sub-advisers to the Funds.

(2) Ms. Jaffee currently oversees a total of 63 portfolios in the Hartford Fund Complex, but she will oversee a total of 80 portfolios in the Hartford Fund Complex if she is elected to each of the directorships for which she is currently nominated.

(3) Mr. Johnston will oversee a total of 80 portfolios in the Hartford Fund Complex if he is elected to each of the directorships for which he is currently nominated.

NOMINEES FOR ELECTION AS INTERESTED DIRECTORS

                                                                                   NUMBER OF
                               POSITION     TERM OF                              PORTFOLIOS IN
                                 HELD     OFFICE* AND                            FUND COMPLEX         OTHER
                               WITH THE    HAS SERVED   PRINCIPAL OCCUPATION(S)   OVERSEEN BY     DIRECTORSHIPS
        NAME AND AGE           COMPANIES     SINCE        DURING LAST 5 YEARS      DIRECTOR      HELD BY DIRECTOR
        ------------           ---------  ------------  -----------------------  -------------   ----------------
Thomas M. Marra**              Director       2002      Mr. Marra is President         80        Mr. Marra is a
  (age 47)                                              and Chief Operating                      member of the
                                                        Officer of Hartford                      Board of
                                                        Life, Inc. He is also a                  Directors of The
                                                        member of the Board of                   Hartford.
                                                        Directors and a member
                                                        of the Office of the
                                                        Chairman for The
                                                        Hartford, the parent
                                                        company of Hartford
                                                        Life, Inc. Mr. Marra
                                                        was named President of
                                                        Hartford Life, Inc. in
                                                        2001 and Chief
                                                        Operating Officer in
                                                        2000, and served as
                                                        Director of Hartford
                                                        Life, Inc.'s Investment
                                                        Products Division from
                                                        1998 to 2000. Mr. Marra
                                                        is also a Managing
                                                        Member and President of
                                                        Hartford Investment
                                                        Financial Services, LLC
                                                        ("HIFSCO") and HL
                                                        Advisors.

                                                                                   NUMBER OF
                               POSITION     TERM OF                              PORTFOLIOS IN
                                 HELD     OFFICE* AND                            FUND COMPLEX         OTHER
                               WITH THE    HAS SERVED   PRINCIPAL OCCUPATION(S)   OVERSEEN BY     DIRECTORSHIPS
        NAME AND AGE           COMPANIES     SINCE        DURING LAST 5 YEARS      DIRECTOR      HELD BY DIRECTOR
        ------------           ---------  ------------  -----------------------  -------------   ----------------
Lowndes A. Smith**             Director   Hartford      Mr. Smith served as            80        Mr. Smith is a
  (age 65)                                Series Fund,  Vice Chairman of The                     director of
                                          Inc. -- 1996  Hartford from February                   White Mountains
                                                        1997 to January 2002,                    Insurance Group
                                          Hartford HLS  as President and Chief                   Ltd.
                                          Series Fund   Executive Officer of
                                          II,           Hartford Life, Inc.
                                          Inc. -- 2002  from February 1997 to
                                                        January 2002, and as
                                                        President and Chief
                                                        Operating Officer of
                                                        Hartford Life Insurance
                                                        Company ("Hartford
                                                        Life") from January
                                                        1989 to January 2002.
David M. Znamierowski**        Director(1) Director,    Mr. Znamierowski            79(3)        None
  (age 44)                     President  Hartford      currently serves as
                               and Chief  Series Fund,  President of Hartford
                               Executive  Inc. -- 1999  Investment Management
                               Officer                  Company ("Hartford
                                          President,    Investment
                                          Hartford      Management"); Executive
                                          Series Fund,  Vice President and
                                          Inc. --       Chief Investment
                                          1999(2)       Officer for Hartford
                                                        Life; Executive Vice
                                          President,    President of and Chief
                                          Hartford HLS  Investment Officer of
                                          Series Fund   Hartford Life, Inc.;
                                          II, Inc. --   and Executive Vice
                                          2001(2)       President and Chief
                                                        Investment Officer of
                                          Chief         The Hartford. Mr.
                                          Executive     Znamierowski is also a
                                          Officer --    Managing Member and
                                          2005          Executive Vice
                                                        President of HIFSCO and
                                                        HL Advisors.

---------------
* Each director serves until his or her death, resignation, or retirement, or until his or her successor is elected and qualifies.

** Mr. Marra and Mr. Znamierowski are interested directors due to positions they hold with affiliates of the Companies. Mr. Smith is an interested director because he owns stock of the parent company of HL Advisors.

(1) Director of Hartford Series Fund, Inc. only.

(2) Mr. Znamierowski has served as President of Hartford Series Fund, Inc. from 1999 to date and of Hartford HLS Series Fund II, Inc. from 2001 to date, with the exception of the period from February 1, 2005 to March 27, 2005, during which time John C. Walters served in those capacities.

(3) Mr. Znamierowski currently oversees a total of 62 portfolios in the Hartford Fund Complex, but he will oversee a total of 79 portfolios in the Hartford Fund Complex if he is elected to each of the directorships for which he is currently nominated.

     The Board of each Company has established an Audit Committee, a Nominating Committee, a Litigation Committee, and an Investment Committee. The Audit Committee of each Company currently consists of all non-interested directors of each Company. The Audit Committee of each Company met four times during the fiscal year ended December 31, 2004. The functions performed by each Audit Committee, which are contained in the Audit Committee's written charter, are to
(i) oversee the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) assist the Board in its oversight of the qualifications, independence, and performance of the Funds' independent registered public accounting firm, the quality, objectivity, and integrity of the Funds' financial statements and the independent audit thereof, and the performance of the Company's internal audit function; and (iii) act as a liaison between the Funds' independent registered public accounting firm and the full Board of Directors.

     The non-interested directors of each Company's Board of Directors comprise the Company's Nominating Committee. The Nominating Committee of each Company met three times during the fiscal year ended December 31, 2004. The function of the Nominating Committee, which is described in the Nominating Committee's written charter, is to screen and select non-interested candidates to the Board of Directors. The charter, which is not available on the Funds' website, is attached hereto as Attachment C.

     The Nominating Committee will consider nominees for non-interested directors recommended by shareholders if a vacancy among the non-interested directors occurs and if the nominee meets the Committee's criteria. Shareholders wishing to submit recommendations for nominees must send a letter to the chairperson of the Nominating Committee, in care of the Secretary of the applicable Company, at 55 Farmington Avenue, 11th Floor, Hartford, Connecticut 06105, and must include, at a minimum: (i) the shareholder's contact information; (ii) the nominee's contact information, the nominee's resume or curriculum vitae, and the number of applicable Fund shares owned by the proposed nominee; (iii) a statement as to whether the nominee is an "interested person" of the applicable Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") and appropriate documentation to support the statement; (iv) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934; and (v) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the applicable Fund's proxy statement, if so designated by the Nominating Committee and the Company's Board of Directors. A shareholder nominee recommendation must be received by the Nominating Committee within a reasonable time period prior to the proxy submission. A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Nominating Committee. Candidates submitted by shareholders are evaluated according to the same criteria as other non-interested director candidates. The Nominating Committee has not received a recommended nominee from an eligible shareholder or shareholder group who individually, or in the aggregate, beneficially owned more than 5% of the applicable Fund's voting shares for at least one year.

     The Nominating Committee may, from time to time, engage the services of an independent consultant to identify and screen suitable prospective board candidates. Care is given to ensure that the individual members of the Boards bring to their deliberations education, work and personal experiences that would improve the value provided to the shareholders. The following criteria for nominees generally are considered as a minimum requirement for consideration as a non-interested director:

     - Fifteen (15) years business or academic experience in a management, administrative, or other oversight capacity;

     - College degree or business experience equivalent to a college degree;

     - At least one non-interested director should have an investment background and at least one director should have a financial/accounting background;

     - Personal accomplishments that would provide ready acceptance by shareholders that the individual is capable of representing their interests;

     - An ability to invest in Hartford funds;

     - A person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of the shareholders;

     - A person of high ethical standards;

     - Must meet minimum standards set out in the Funds' audit committee charter; and

     - Must be "financially literate" as that term is defined under New York Stock Exchange rules. For these purposes, this means the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Directors who have limited familiarity with finance can achieve such "literacy" through Fund-sponsored training programs.

     The Litigation Committee of each Company is made up of the following non-interested members of the Board of Directors of each Company: Robert M.

Gavin, Lynn S. Birdsong, Duane E. Hill, and Sandra S. Jaffee.(*) The Litigation Committee, which was established on February 5, 2004, manages any legal actions that are brought by, on behalf of or against the Funds, their respective Boards and/or the non-interested directors. The Litigation Committee met five times during the fiscal year ended December 31, 2004.

     The Investment Committee of each Company was established on February 1, 2005. The Investment Committee is made up of all directors of each respective Company. The Investment Committee of each Company assists the respective Boards in its oversight of the Funds' investment performance and related matters.

     During each Fund's fiscal year ended December 31, 2004, there were eleven meetings of each Company's Board of Directors. No director attended or participated telephonically in fewer than 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees of the Board on which such director served.

     The Companies pay no compensation to any director or officer who is an officer or employee of The Hartford, HL Advisors or any affiliated company. During the fiscal year ended December 31, 2004, the Funds paid a fee to each director who is not an officer or employee of The Hartford, HL Advisors or any affiliated company.

---------------

(*) Ms. Jaffee serves on the Litigation Committee for Hartford Series Fund, Inc.
    only.

     The following table sets forth the compensation that each director received during the fiscal year ended December 31, 2004, from each Company and the entire Hartford Fund Complex.

                                                                                                 TOTAL
                                                            PENSION OR                       COMPENSATION
                            AGGREGATE       AGGREGATE       RETIREMENT                         FROM HLS
                          COMPENSATION    COMPENSATION       BENEFITS         ESTIMATED          FUNDS
                          FROM HARTFORD   FROM HARTFORD   ACCRUED AS PART      ANNUAL          AND FUND
NAME OF PERSON,           SERIES FUND,     HLS SERIES       OF HLS FUND     BENEFITS UPON    COMPLEX PAID
POSITION                      INC.        FUND II, INC.      EXPENSES        RETIREMENT     TO DIRECTORS(1)
---------------           -------------   -------------   ---------------   -------------   ---------------
NON-INTERESTED DIRECTORS
Lynn S. Birdsong,
 Director...............    $ 86,620         $4,668             $0               $0            $122,750
Robert M. Gavin,
 Director...............    $100,839         $5,449             $0               $0            $142,750
Duane E. Hill,
 Director...............    $ 89,286         $4,814             $0               $0            $126,500
Sandra S. Jaffee,
 Director(2)............          $0             $0             $0               $0                  $0
Phillip O. Peterson,
 Director...............    $ 80,391         $4,334             $0               $0            $114,000
INTERESTED DIRECTORS
Thomas M. Marra,
 Director...............          $0             $0             $0               $0                  $0
Lowndes A. Smith,
 Director...............    $ 74,212         $4,001             $0               $0            $105,250
David M. Znamierowski,
 Director...............          $0             $0             $0               $0                  $0

---------------

(1) As of December 31, 2004, a total of five registered investment companies in the Hartford Fund Complex paid compensation to some or all of the directors.

(2) Ms. Jaffee was selected as a director of Hartford Series Fund, Inc. on February 1, 2005. She is a director of Hartford Series Fund, Inc., but is not a director of Hartford HLS Series Fund II, Inc.

     The Board of Directors of each Company recommends that shareholders vote in favor of the individuals listed on the proxy card as Nominees for Election to serve as directors of the respective Company. A plurality of the votes properly cast in person or by proxy at the Meeting is required for the election of directors. This means that the nine nominees receiving the highest number of "FOR" votes will be elected. Because each Fund is a series of a Company, each shareholder vote will be counted together with the votes of shareholders of the other series of that Company, voting as a single class in the election of directors of the Company. Unless otherwise instructed, the proxies will vote all properly executed proxy cards and voting instruction cards "FOR" the nominees. All of the nominees have consented to serve as directors if elected. In the event any of the nominees are not candidates for election at the Meeting, the proxies may vote for such other persons according to their best judgment. Nothing currently indicates that such a situation will arise.

                                  PROPOSAL II

                    TO PERMIT THE FUNDS' INVESTMENT ADVISER
                TO SELECT AND CONTRACT WITH SUB-ADVISERS WITHOUT
                         OBTAINING SHAREHOLDER APPROVAL

                           PROPOSED FOR THE SERIES OF
                        HARTFORD SERIES FUND, INC. ONLY.
(For purposes of the discussion regarding Proposal II, below, the term "Company"
  refers only to Hartford Series Fund, Inc., and the terms "Fund" and "Funds"
                shall refer only to the series of that Company.)

Under Section 15(a) of the 1940 Act, investment advisers to mutual funds cannot select a sub-adviser and enter into a sub-advisory agreement without obtaining shareholder approval. Similarly, shareholders must approve any material amendments to an existing sub-advisory agreement between an adviser and a sub-adviser. Hartford HLS Series Fund II, Inc. (formerly, Fortis Series Fund, Inc.) and Fortis Advisers, Inc. applied for and obtained an exemption from those and other requirements under Section 15(a) of the 1940 Act from the Securities and Exchange Commission (the "SEC"). The exemptive order, among other things, allows the investment adviser to the series of Hartford HLS Series Fund II, Inc. (at that time, Fortis Advisers, Inc.) to retain or terminate sub-advisers that are not affiliated with the investment adviser (currently HL Advisors) or those funds (other than by reason of serving as a sub-adviser to one or more of the funds) (each, a "Sub-Adviser," and together, the "Sub-Advisers") for those funds without shareholder approval (the "Order").(1) The Order required Hartford HLS Series Fund II, Inc. to submit this arrangement, commonly known as a "manager of managers" structure, to shareholders prior to taking advantage of the Order. The shareholders of the existing series of Fortis Series Fund, Inc. approved the "manager of managers" structure for those series on August 12, 1999. The Order further allows other funds advised by Hartford HLS Series Fund II, Inc.'s adviser (or any entity controlling, controlled by or under common control with the adviser) to rely on the Order, provided that any such funds comply with the conditions of the Order, including the condition that shareholders approve the operation of the respective funds in this manner beforehand.

     The indirect parent company of HL Advisors acquired Fortis Advisers, Inc. on April 2, 2001, and HL Advisors became the investment adviser for Hartford HLS Series Fund II, Inc. at that time. HL Advisors also serves as the investment adviser to Hartford Series Fund, Inc. HL Advisors does not make

---------------

(1) Fortis Series Fund, Inc. and Fortis Advisers, Inc., Investment Company Act Rel. Nos. 24158 (Nov. 23, 1999) (notice) and 24211 (Dec. 21, 1999) (order).

the day-to-day investment decisions for the Funds, but instead establishes the Funds' investment programs and selects, supervises and evaluates separate Sub-Advisers who make those investment decisions, subject to the review of the Board of Directors.

     As a result of the Order, and after obtaining shareholder consent for each of its series, HL Advisors has the flexibility to retain and terminate Sub-Advisers for series of Hartford HLS Series Fund II, Inc. based on its evaluation of the Sub-Advisers without the delay and costs of seeking shareholder approval each time. In addition, the Order permits HL Advisors to continue relations with Sub-Advisers whose sub-advisory agreements ("Sub-Advisory Agreements") have been "assigned" as a result of a change in control of the Sub-Adviser without seeking shareholder approval; without the Order, the 1940 Act would require automatic termination of an advisory contract in the event of such an assignment. To afford like flexibility to the Funds, management is seeking shareholders' approval of such an arrangement for the Funds. Without the delay and cost inherent in holding shareholder meetings each time HL Advisors or the Board determines a change in Sub-Advisers would benefit a Fund, the Company will be able to act more quickly and with less expense to replace Sub-Advisers.

     The Funds are structured differently from many other investment companies. Under a traditional investment company structure, the investment adviser is a single entity that employs one or more individuals internally as portfolio managers to make investment decisions. The adviser is free to retain or terminate those portfolio managers without board or shareholder approval. In the case of the Funds, however, the day-to-day investment decisions are not made by HL Advisors. Instead, HL Advisors selects, supervises, evaluates and, if necessary, terminates Sub-Advisers that make those day-to-day investment decisions. Management believes that permitting HL Advisors to perform these services, without incurring the delay and expense involved with obtaining shareholder approval of new Sub-Advisory Agreements or material amendments to existing Sub-Advisory Agreements, is appropriate and in the best interest of each Fund's shareholders and will allow each Fund to operate more efficiently.

     If shareholders approve this proposal, when an existing Sub-Advisory Agreement is amended in any material respect, or when a new Sub-Adviser for a Fund is retained by HL Advisors, shareholders will not be required to approve the amendment or new Sub-Advisory Agreement between HL Advisors and that Sub-Adviser. The Board of Directors (including a majority of the directors who are not parties to the contract or interested persons of any such party) will continue to approve new contracts between HL Advisors and a Sub-Adviser as well as changes to existing contracts. The requested relief will not apply to the advisory agreements between HL Advisors and the Company, and material changes to those agreements will continue to require the approval of shareholders. In addition, HL Advisors will not enter into a sub-advisory agreement with a sub-adviser that is an "affiliated person," as defined in the 1940 Act, of the Company or HL Advisors, other than by reason of serving as a sub-adviser to one or more of the Funds (an "Affiliated Sub-Adviser"), without that sub-advisory agreement being approved by the applicable Fund's shareholders.

     If the proposal is approved, the Company will also be permitted, in a situation in which there is more than one Sub-Adviser to a Fund, to disclose in its prospectus, statement of additional information, financial statements and certain other documents only (i) fees paid to HL Advisors and any Affiliated Sub-Adviser by that Fund, (ii) aggregate fees paid by HL Advisors to the Sub-Advisers of that Fund, other than Affiliated Sub-Advisers, and (iii) fees paid by HL Advisors to any Affiliated Sub-Adviser ("Aggregate Fee Disclosure"). Therefore, in such a situation the Company would not have to disclose separately the fees paid by HL Advisors to a particular Sub-Adviser, other than an Affiliated Sub-Adviser.

     If this proposal is approved, the Company and HL Advisors will adhere to the following conditions specified in the Order:

          (1) Before a Fund may rely on the Order, the operation of the Fund in the manner described in this Proxy Statement must be approved by a majority of the outstanding voting securities of the Fund (or, if the Fund serves as a funding medium for any Separate Account, pursuant to voting instructions provided by the Contract Owners), as defined in the 1940 Act.

          (2) Any Fund relying on the Order must disclose in its prospectus the existence, substance and effect of the Order. In addition, any Fund relying on the Order must hold itself out to the public as employing the management structure described in the exemptive application. The prospectus must prominently disclose that HL Advisors has ultimate responsibility (subject to oversight by the Board of Directors) to oversee the Sub-Advisers and recommend their hiring, termination and replacement. This information will include Aggregate Fee Disclosure and any change in such disclosure caused by the addition of a new Sub-Adviser. HL Advisors will meet this condition by providing the shareholders and Contract Owners with an information statement meeting the requirements of Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, except as modified by the order to permit Aggregate Fee Disclosure.

          (3) Within 90 days of the hiring of any new Sub-Adviser, shareholders and Contract Owners will be furnished all information about the new Sub-Adviser or Sub-Advisory Agreement that would be included in a proxy statement, except that the fee disclosure will be as noted above in the case of Funds with more than one Sub-Adviser. This information will include Aggregate Fee Disclosure and any change in such disclosure caused by the addition of a new Sub-Adviser. HL Advisors will meet this condition by providing the shareholders and Contract Owners with an information statement meeting the requirements of Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, except as modified by the order to permit Aggregate Fee Disclosure.

          (4) HL Advisors will not enter into a Sub-Advisory Agreement with any Affiliated Sub-Adviser without that Sub-Advisory Agreement, including the compensation to be paid thereunder, being approved by the Fund's shareholders (or pursuant to voting instructions provided by the Contract Owners).

          (5) At all times, a majority of the Board of Directors will be persons who are not "interested persons" of the Company (as defined in Section 2(a)(19) of the 1940 Act) and the nomination of new or additional non-interested directors will be at the discretion of the then-existing non-interested directors.

          (6) When a Sub-Adviser change is proposed for a Fund with an Affiliated Sub-Adviser, the Board, including a majority of the non-interested directors, will make a separate finding, reflected in the Board's minutes, that the change is in the best interests of the Fund and its shareholders and Contract Owners and does not involve a conflict of interest from which HL Advisors or the Affiliated Sub-Adviser derives an inappropriate advantage.

          (7) HL Advisors will provide general management services to the Company and the Funds, including overall supervisory responsibility for the general management and investment of each Fund's security portfolio, and, subject to review and approval by the Board, will (a) set each Fund's overall investment strategies; (b) evaluate, select and recommend Sub-Advisers to manage all or a part of a Fund's assets; (c) allocate and, when appropriate, reallocate a Fund's assets among multiple Sub-Advisers; (d) monitor and evaluate the investment performance of Sub-Advisers; and (e) implement procedures reasonably designed to ensure that the Sub-Advisers comply with the relevant Fund's investment objective, policies and restrictions.

          (8) No director or officer of the Company or HL Advisors will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in any Sub-Adviser except for (a) ownership of interests in HL Advisors or any entity that controls, is controlled by or is under common control with HL Advisors; or

     (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a Sub-Adviser or an entity that controls, is controlled by or is under common control with a Sub-Adviser.

          (9) The Company will disclose in its registration statement the modified fee disclosure discussed above.

          (10) Independent counsel knowledgeable about the 1940 Act and the duties of non-interested directors will be engaged to represent the non-interested directors of the Companies. The selection of such counsel will be within the discretion of the then-existing non-interested directors.

          (11) HL Advisors will provide the Boards of Directors, no less often than quarterly, with information about HL Advisors' profitability on a per-Fund basis. Such information will reflect the impact on profitability of the hiring or termination of any Sub-Adviser during the applicable quarter.

          (12) Whenever a Sub-Adviser is hired or terminated, HL Advisors will provide the Boards of Directors with information showing the expected impact on HL Advisors' profitability.

     If the proposal is approved, HL Advisors will have the ability, subject to the approval of the Board, to hire and terminate Sub-Advisers to the Funds and to change materially the terms of the Sub-Advisory Agreements, including the compensation paid to the Sub-Advisers, without the approval of the shareholders of the Funds. Such changes in Sub-Advisory Agreements would not increase the fees paid by a Fund, and therefore there will be no increase in the fees paid by shareholders for investment advisory services since sub-advisory fees are paid by HL Advisors out of its advisory fee and are not additional charges to a Fund.

     While HL Advisors expects its relationships with the Sub-Advisers to the Funds to be long-term and stable over time, approval of this proposal will permit HL Advisors to act quickly in situations where HL Advisors and the Board believe that a change in Sub-Advisers or to a Sub-Advisory Agreement, including any fee paid to a Sub-Adviser, is warranted. This proposal will eliminate the delay of convening a meeting of shareholders to approve the retention of a Sub-Adviser or changes to a Sub-Advisory Agreement.

     The Board of Directors of the Company recommends that the shareholders of each Fund vote to approve this proposal. Adoption of the proposal by a Fund requires the favorable vote of a majority of the outstanding shares of the Fund, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Unless otherwise instructed, the proxies will vote properly executed proxy cards and voting instruction cards for the approval of the proposal.

                                  PROPOSAL III

                  CHANGES TO THE FUNDAMENTAL INVESTMENT POLICY
                              REGARDING INVESTMENT
                  CONCENTRATIONS WITHIN PARTICULAR INDUSTRIES

           PROPOSED FOR ALL FUNDS EXCEPT THOSE LISTED IN FOOTNOTE(2)
        (For purposes of the discussions regarding Proposal III, below, the terms "Fund" and "Funds" shall refer to all Funds except those listed in footnote (2), unless otherwise indicated.)

     As described in the following proposal, HL Advisors has recommended to the Boards of Directors, and the Boards of Directors are recommending to shareholders, that the Funds' fundamental investment policy regarding investment concentrations within particular industries be revised. The purpose of this proposal is to conform the fundamental investment policies of these Funds to those of other funds within the Hartford Fund Complex to promote administrative convenience. No material change in a Fund's investment strategies or approaches is expected as a result of the proposed changes to its fundamental investment policy. Each respective Board of Directors has determined that this change is in the best interest of each Fund's shareholders and recommends that shareholders approve this proposal.

     Each Fund has adopted certain fundamental investment policies. A Fund's fundamental investment policies can be changed only by shareholder vote. Under the 1940 Act, a Fund must have an investment policy that cannot be changed without shareholder approval describing its ability to concentrate its investments in a particular industry or group of industries. The Funds have a fundamental investment policy that currently reads as follows:

          Each HLS Fund (except Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund and Global Technology HLS Fund) will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the HLS Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.
---------------------

(2) This proposal does NOT apply to Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, and Hartford Global Technology HLS Fund.

     The proposed fundamental investment policy is substantively similar to the existing policy of the Funds and is intended to standardize the language of the fundamental investment policies among certain Funds within the Hartford Fund Complex. The proposed change would add language regarding "loans" and "borrowers," in order to clarify that, to the extent a Fund is permitted to invest in loans that are not securities, investments in such loans will be considered in calculating whether more than 25% of a Fund's total assets are invested in companies whose principal business activities are in the same industry. If adopted by the shareholders, this policy is not expected to alter the investment practices of the Funds. If this proposal is approved by the shareholders of the Funds, the fundamental investment policy of the Funds relating to the concentration of investments in particular industries will be amended and restated as follows:

          Each HLS Fund (except Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund and Global Technology HLS Fund) will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry.

     The anticipated effect of implementing this proposal is a reduction in the compliance burdens of monitoring, and ensuring compliance with, differing sets of fundamental investment policies within the Hartford Fund Complex. This fundamental investment policy amendment is not proposed for Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund because each of those Funds has a different fundamental investment policy that permits concentration within certain industries.

     The Boards of Directors recommend that shareholders vote for this Proposal
III. Approval by a Fund of the proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. If the shareholders of a particular Fund do not approve this proposal, the Fund's existing fundamental investment policy will remain in effect and the Fund's Board of Directors will determine any further appropriate steps to be taken. Approval by the shareholders of this Proposal III will be effective regardless of the outcome of shareholder voting in connection with Proposals I or II.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Upon the recommendation of the Audit Committees, the Boards selected the firm of Ernst & Young LLP ("E&Y") as independent registered public accounting firm of the Companies for the fiscal year ending December 31, 2005. E&Y served as independent registered public accounting firm of the Companies for the fiscal years ended December 31, 2003 and 2004.

     The Board of Directors for each Company has adopted and approved a formal written charter for its Audit Committee, which sets forth the Audit Committee's current responsibilities. The Audit Committees review both the audit and non-audit work of the Companies' independent registered public accounting firm, submit recommendations to the Boards as to the selection of independent registered public accounting firm, and pre-approve (i) all audit and non-audit services to be rendered by the independent registered public accounting firm for the Companies, (ii) all audit services provided to HL Advisors, or any affiliate thereof that provides ongoing services to the Companies, relating to the operations and financial reporting of the Companies, and (iii) all non-audit services relating to the operations and financial reporting of the Companies provided to HL Advisors, or any affiliate thereof that provides ongoing services to the Companies, by any independent registered public accounting firm with an ongoing relationship with the Companies.

     AUDIT FEES. The aggregate fees billed by E&Y for professional services rendered for the audit of Hartford Series Fund, Inc.'s annual financial statements for the fiscal years ended December 31, 2003 and 2004 were $488,761 and $359,900, respectively. The aggregate fees billed by E&Y for professional services rendered for the audit of Hartford HLS Series Fund II, Inc.'s annual financial statements for the fiscal years ended December 31, 2003 and 2004 were $200,784 and $144,000, respectively.

     AUDIT-RELATED FEES. Aggregate fees in the amount of $7,500 were billed by E&Y in the fiscal year ended December 31, 2004 to HL Advisors, or an affiliate thereof that provides ongoing services to the Companies, relating to the operations and financial reporting of the Companies and subject to pre-approval by the Audit Committees, for assurance and related services that are reasonably related to the audit of the Companies' annual financial statements. These fees relate to the review of financial information in non-routine filings. No other fees includable in this category were billed by E&Y in either of the last two fiscal years.

     TAX FEES. The aggregate fees billed by E&Y in the fiscal years ended December 31, 2003 and 2004 for professional services rendered for tax compliance, tax advice and tax planning to Hartford Series Fund, Inc. were $78,710 and $98,300, respectively. The aggregate fees billed by E&Y in the fiscal years ended December 31, 2003 and 2004 for professional services rendered for tax compliance, tax advice and tax planning to Hartford HLS Series Fund II, Inc. were $33,300 and $37,800, respectively. No fees were billed by E&Y in the fiscal years ended December 31, 2003 and 2004 to HL Advisors, or any affiliate(s) thereof that provide ongoing services to the Companies, relating to the operations and financial reporting of the Companies and subject to pre-approval by the Audit Committees, for professional services rendered for tax compliance, tax advice and tax planning.

     ALL OTHER FEES. Aggregate fees in the amount of $115,750 and $141,500 were billed by E&Y in the fiscal years ended December 31, 2003 and 2004, respectively, for products and services other than those described above provided to HL Advisors, or an affiliate thereof that provides ongoing services to the Companies, relating to the operations and financial reporting of the Companies and subject to pre-approval by the Audit Committees. These fees relate principally to attestation services provided in connection with an SAS 70 report and SEC Rule 17Ad-13 report. No fees were billed by E&Y in the fiscal years ended December 31, 2003 and 2004 for products and services provided by E&Y to the Companies, other than those described above.

     The aggregate non-audit fees billed by E&Y in the fiscal years ended December 31, 2003 and 2004, for services rendered to Hartford Series Fund, Inc. and to HL Advisors, or any affiliate(s) thereof that provide ongoing services to the Company, amounted to $773,714 and $1,274,300, respectively. The aggregate non-audit fees billed by E&Y in the fiscal years ended December 31, 2003 and 2004, for services rendered to Hartford HLS Series Fund II, Inc. and to HL Advisors, or an affiliate thereof that provides ongoing services to the Company, amounted to $728,304 and $1,213,800, respectively.

     The Audit Committees have considered whether the services described above are compatible with E&Y's independence. The Audit Committees have also considered whether the provision of all other non-audit services rendered to HL Advisors, or any affiliate(s) thereof that provide ongoing services to the Companies, is compatible with maintaining E&Y's independence. The Audit Committees have adopted pre-approval policies and procedures pursuant to which the engagement of any accountant is approved. Such procedures govern the ways in which the Audit Committees will pre-approve audit and various categories of non-audit services that the independent registered public accounting firm provides to the Companies and to the Companies' investment adviser and to affiliates of the adviser that provide ongoing services to the Companies. In accordance with this policy, the Audit Committees have given their approval for the provision of audit services by E&Y for the fiscal year ending December 31, 2005 and have also given their general pre-approval for the provision by E&Y of certain types of audit-related, tax and permitted non-audit services. Services that have not received pre-approval must receive specific approval of the Audit Committees. The Audit Committees are informed of each such engagement in a timely manner, and such procedures do not include delegation of the Audit Committees' responsibilities to management. Pre-approval has not been waived in respect of services described under "Audit-Related Fees," "Tax Fees," and "All Other Fees," since the pre-approval procedures were adopted by the Audit Committees.

     Representatives of E&Y are not expected to be present at the Meeting, but will be given the opportunity to make a statement if they so desire and will be available by telephone should any matter arise requiring their presence.

                      EXECUTIVE OFFICERS OF THE COMPANIES

     Information about each executive officer's position and term of office with the Companies, position with HL Advisors, if applicable, and business experience during at least the past five years is set forth below. Unless otherwise indicated, all positions have been held for more than five years. Compensation paid to the executive officers of the Companies is paid by The Hartford or its affiliates. No executive officer receives any compensation from the Companies.

                                POSITION           TERM OF
                                  HELD           OFFICE* AND
                               WITH EACH          LENGTH OF              PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS           COMPANY          TIME SERVED               DURING PAST 5 YEARS
---------------------          ----------  -----------------------  ---------------------------------
David M. Znamierowski........  President   President, Hartford      Mr. Znamierowski currently serves
(age 44)                       Chief       Series Fund, Inc. --     as President of Hartford
c/o Hartford HLS Funds         Executive   since 1999(2)            Investment Management; Executive
P.O. Box 2999                  Officer                              Vice President and Chief
Hartford, CT 06104-2999        and         President, Hartford HLS  Investment Officer for Hartford
                               Director(1) Series Fund II,          Life, Inc., and Executive Vice
                                           Inc. -- since 2001(2)    President and Chief Investment
                                                                    Officer for Hartford Life. Mr.
                                           Chief Executive          Znamierowski is also a Managing
                                           Officer -- since 2005    Member and Executive Vice
                                                                    President and Chief Investment
                                           Director, Hartford       Officer of HIFSCO and HL
                                           Series Fund, Inc. --     Advisors. Mr. Znamierowski is
                                           since 1999               Executive Vice President and
                                                                    Chief Investment Officer for The
                                                                    Hartford. In addition, he serves
                                                                    as a Director of The Hartford
                                                                    Mutual Funds, Inc. and as
                                                                    President and Chief Executive
                                                                    Officer of The Hartford Income
                                                                    Shares Fund, Inc., The Hartford
                                                                    Mutual Funds, Inc., and The
                                                                    Hartford Mutual Funds II, Inc.

                                POSITION           TERM OF
                                  HELD           OFFICE* AND
                               WITH EACH          LENGTH OF              PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS           COMPANY          TIME SERVED               DURING PAST 5 YEARS
---------------------          ----------  -----------------------  ---------------------------------
William H. Davison, Jr.......  Vice        Since 2002               Mr. Davison is a Managing
(age 48)                       President                            Director and Director of the
c/o Hartford HLS Funds                                              Funds Management Group of
P.O. Box 2999                                                       Hartford Investment Management.
Hartford, CT 06104-2999                                             Mr. Davison is also a Senior Vice
                                                                    President of HIFSCO and HL
                                                                    Advisors. In addition, he serves
                                                                    as Vice President of The Hartford
                                                                    Income Shares Fund, Inc., The
                                                                    Hartford Mutual Funds, Inc., and
                                                                    The Hartford Mutual Funds II,
                                                                    Inc.
Tamara L. Fagely.............  Vice        Vice President,          Ms. Fagely has been Vice
(age 47)                       President,  Hartford Series Fund,    President of HASCO since 1998.
c/o Hartford HLS Funds         Controller, Inc. -- since 2002       Prior to 1998, she was Second
500 Bielenberg Drive           and                                  Vice President of Hartford
Woodbury, MN 55125             Treasurer   Vice President,          Administrative Services Company
                                           Hartford HLS Series      ("HASCO"). Ms. Fagely is a Vice
                                           Fund II, Inc. -- since   President of Hartford Life, where
                                           1993                     she served as Assistant Vice
                                                                    President from December 2001
                                                                    through May 2005. In addition,
                                                                    she is Controller of HIFSCO and
                                                                    Vice President, Controller, and
                                                                    Treasurer of The Hartford Income
                                                                    Shares Fund, Inc., The Hartford
                                                                    Mutual Funds, Inc., and The
                                                                    Hartford Mutual Funds II, Inc.
Mary Jane Fortin.............  Vice        Since 2003               Ms. Fortin is Senior Vice
(age 40)                       President                            President and Director of Mutual
c/o Hartford HLS Funds                                              Funds and 529 Programs for
P.O. Box 2999                                                       Hartford Life. She also serves as
Hartford, CT 06104-2999                                             Vice President of HL Advisors and
                                                                    HIFSCO and as Vice President of
                                                                    The Hartford Income Shares Fund,
                                                                    Inc., The Hartford Mutual Funds,
                                                                    Inc., and The Hartford Mutual
                                                                    Funds II, Inc. Previously, Ms.
                                                                    Fortin served as Senior Vice
                                                                    President and Chief Accounting
                                                                    Officer of Hartford Life. She
                                                                    joined Hartford Life in 1997.
George R. Jay................  Vice        Vice President,          Mr. Jay serves as Assistant Vice
(age 53)                       President   Hartford Series Fund,    President of Hartford Life. In
c/o Hartford HLS Funds         and Chief   Inc. -- since 1996       addition, he serves as Controller
P.O. Box 2999                  Compliance                           of HL Advisors. He also serves as
Hartford, CT 06104-2999        Officer     Vice President,          Chief Broker/Dealer Compliance
                                           Hartford HLS Series      Officer for HIFSCO and Vice
                                           Fund II, Inc. -- since   President and Chief Compliance
                                           2001                     Officer of The Hartford Income
                                                                    Shares Fund, Inc., The Hartford
                                           Chief Compliance         Mutual Funds, Inc., and The
                                           Officer -- since 2004    Hartford Mutual Funds II, Inc.

                                POSITION           TERM OF
                                  HELD           OFFICE* AND
                               WITH EACH          LENGTH OF              PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS           COMPANY          TIME SERVED               DURING PAST 5 YEARS
---------------------          ----------  -----------------------  ---------------------------------
Stephen T. Joyce.............  Vice        Hartford Series Fund,    Mr. Joyce currently serves as
(age 46)                       President   Inc. -- since 2000       Senior Vice President and
c/o Hartford HLS Funds                                              Director of the Institutional
P.O. Box 2999                              Hartford HLS Series      Solutions Group for Hartford
Hartford, CT 06104-2999                    Fund II, Inc. -- since   Life. Mr. Joyce is also Senior
                                           2001                     Vice President of HL Advisors and
                                                                    Vice President of The Hartford
                                                                    Income Shares Fund, Inc., The
                                                                    Hartford Mutual Funds, Inc., and
                                                                    The Hartford Mutual Funds II,
                                                                    Inc. Previously, he served as
                                                                    Vice President (1997-1999) and
                                                                    Assistant Vice President
                                                                    (1994-1997) of Hartford Life.
Edward P. Macdonald..........  Vice        Since 2005               Mr. Macdonald serves as Assistant
(age 38)                       President                            General Counsel of The Hartford.
c/o Hartford HLS Funds         and                                  Additionally, Mr. Macdonald
P.O. Box 2999                  Secretary                            serves as Vice President and
Hartford, CT 06104-2999                                             Secretary for The Hartford Income
                                                                    Shares Fund, Inc., The Hartford
                                                                    Mutual Funds, Inc., and The
                                                                    Hartford Mutual Funds II, Inc.
                                                                    Prior to joining The Hartford in
                                                                    2005, Mr. Macdonald was with
                                                                    Prudential Financial (formerly
                                                                    American Skandia Investment
                                                                    Services, Inc.) where he served
                                                                    as Chief Counsel, Investment
                                                                    Management (July 2002 to March
                                                                    2005); Senior Counsel, Securities
                                                                    (September 2000 to June 2002);
                                                                    Counsel (December 1999 to August
                                                                    2000); and Senior Associate of
                                                                    Counsel (April 1999 to December
                                                                    1999).
Denise A. Settimi............  Vice        Since 2005               Ms. Settimi currently serves as
(age 44)                       President                            Assistant Vice President
c/o Hartford HLS Funds                                              Securities Operations of HASCO.
500 Bielenberg Drive                                                Previously, Ms. Settimi was with
Woodbury, MN 55125                                                  American Express Financial
                                                                    Advisors, where she was Director
                                                                    of Retirement Plan Services from
                                                                    1997 to 2003. In addition, she is
                                                                    a Vice President of The Hartford
                                                                    Income Shares Fund, Inc., The
                                                                    Hartford Mutual Funds, Inc., and
                                                                    The Hartford Mutual Funds II,
                                                                    Inc.

                                POSITION           TERM OF
                                  HELD           OFFICE* AND
                               WITH EACH          LENGTH OF              PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS           COMPANY          TIME SERVED               DURING PAST 5 YEARS
---------------------          ----------  -----------------------  ---------------------------------
John C. Walters..............  Vice        Hartford Series Fund,    Mr. Walters serves as Executive
(age 43)                       President   Inc. -- since 2000(2)    Vice President and Director of
c/o Hartford HLS Funds                                              the Investment Products Division
P.O. Box 2999                              Hartford HLS Series      of Hartford Life. Mr. Walters is
Hartford, CT 06104-2999                    Fund II, Inc. -- since   also a Managing Member and
                                           2001(2)                  Executive Vice President of
                                                                    HIFSCO and HL Advisors. In
                                                                    addition, he is Vice President of
                                                                    The Hartford Income Shares Fund,
                                                                    Inc., The Hartford Mutual Funds,
                                                                    Inc., and The Hartford Mutual
                                                                    Funds II, Inc. Previously, Mr.
                                                                    Walters was with First Union
                                                                    Securities.

---------------
* Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

(1) Director of Hartford Series Fund, Inc. only.

(2) From February 1, 2005 to March 27, 2005, John C. Walters served as President and Chief Executive Officer of the Companies.

                                 OTHER MATTERS

     Management does not intend to present any business to the Meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the Meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of the Companies.

                             SHAREHOLDER PROPOSALS

     The Funds are not required to hold annual meetings of shareholders and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted to the relevant Company at the address above at a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

                                      By order of the Boards of Directors

                                      /S/ EDWARD P. MACDONALD

                                      Edward P. Macdonald
                                      Secretary

Dated: July 18, 2005

                                  ATTACHMENT A

                   FUND SHARES OUTSTANDING ON THE RECORD DATE

                                                                   SHARES OUTSTANDING
                                                                     ON THE RECORD
FUND                                                       CLASS          DATE
----                                                       -----   ------------------
Hartford Advisers HLS Fund...............................   IA       379,594,702.066
Hartford Advisers HLS Fund...............................   IB        59,471,130.503
Hartford Blue Chip Stock HLS Fund........................   IA         9,000,029.670
Hartford Capital Appreciation HLS Fund...................   IA       194,137,537.126
Hartford Capital Appreciation HLS Fund...................   IB        47,945,136.649
Hartford Capital Opportunities HLS Fund..................   IA         2,062,957.653
Hartford Disciplined Equity HLS Fund.....................   IA        68,255,516.171
Hartford Disciplined Equity HLS Fund.....................   IB        26,722,254.351
Hartford Dividend and Growth HLS Fund....................   IA       231,192,465.678
Hartford Dividend and Growth HLS Fund....................   IB        70,937,895.938
Hartford Equity Income HLS Fund..........................   IA        15,433,008.730
Hartford Equity Income HLS Fund..........................   IB         6,381,372.058
Hartford Focus HLS Fund..................................   IA         4,492,101.250
Hartford Focus HLS Fund..................................   IB         3,681,973.591
Hartford Global Advisers HLS Fund........................   IA        27,989,708.335
Hartford Global Advisers HLS Fund........................   IB         6,091,046.137
Hartford Global Communications HLS Fund..................   IA         1,716,418.489
Hartford Global Communications HLS Fund..................   IB         1,283,254.005
Hartford Global Financial Services HLS Fund..............   IA         1,847,752.966
Hartford Global Financial Services HLS Fund..............   IB         1,673,602.787
Hartford Global Health HLS Fund..........................   IA        16,959,798.756
Hartford Global Health HLS Fund..........................   IB         7,032,066.326
Hartford Global Leaders HLS Fund.........................   IA        54,173,341.471
Hartford Global Leaders HLS Fund.........................   IB        15,974,042.242
Hartford Global Technology HLS Fund......................   IA        19,580,456.058
Hartford Global Technology HLS Fund......................   IB         8,724,512.384
Hartford Growth HLS Fund.................................   IA        24,437,546.941
Hartford Growth HLS Fund.................................   IB        16,387,748.224
Hartford Growth Opportunities HLS Fund...................   IA        30,678,907.794
Hartford Growth Opportunities HLS Fund...................   IB         4,947,847.900
Hartford High Yield HLS Fund.............................   IA        45,272,069.711
Hartford High Yield HLS Fund.............................   IB        28,872,272.568
Hartford Index HLS Fund..................................   IA        56,860,493.900
Hartford Index HLS Fund..................................   IB         8,102,519.395

                                                                   SHARES OUTSTANDING
                                                                     ON THE RECORD
FUND                                                       CLASS          DATE
----                                                       -----   ------------------
Hartford International Capital Appreciation HLS Fund.....   IA        25,525,017.849
Hartford International Capital Appreciation HLS Fund.....   IB        18,785,986.986
Hartford International Opportunities HLS Fund............   IA        90,780,636.449
Hartford International Opportunities HLS Fund............   IB        22,671,183.985
Hartford International Small Company HLS Fund............   IA         8,862,136.191
Hartford International Small Company HLS Fund............   IB         5,007,330.178
Hartford International Stock HLS Fund....................   IA         6,884,888.748
Hartford LargeCap Growth HLS Fund........................   IA         7,719,765.351
Hartford MidCap HLS Fund.................................   IA        75,855,482.624
Hartford MidCap HLS Fund.................................   IB         7,587,004.818
Hartford MidCap Stock HLS Fund...........................   IA         4,503,970.591
Hartford MidCap Value HLS Fund...........................   IA        50,010,330.874
Hartford MidCap Value HLS Fund...........................   IB        27,473,289.055
Hartford Money Market HLS Fund...........................   IA     1,352,813,224.110
Hartford Money Market HLS Fund...........................   IB       261,057,843.850
Hartford Mortgage Securities HLS Fund....................   IA        41,521,725.316
Hartford Mortgage Securities HLS Fund....................   IB        14,904,805.920
Hartford Small Company HLS Fund..........................   IA        52,200,680.666
Hartford Small Company HLS Fund..........................   IB        12,263,127.137
Hartford SmallCap Growth HLS Fund........................   IA        29,313,996.858
Hartford SmallCap Growth HLS Fund........................   IB        11,856,866.705
Hartford SmallCap Value HLS Fund.........................   IA         6,527,525.515
Hartford SmallCap Value HLS Fund.........................   IB             4,995.125
Hartford Stock HLS Fund..................................   IA       113,736,768.923
Hartford Stock HLS Fund..................................   IB        16,143,365.936
Hartford Total Return Bond HLS Fund......................   IA       214,973,949.024
Hartford Total Return Bond HLS Fund......................   IB        89,161,548.484
Hartford U.S. Government Securities HLS Fund.............   IA        48,034,756.760
Hartford U.S. Government Securities HLS Fund.............   IB        28,820,694.800
Hartford Value HLS Fund..................................   IA        16,389,641.522
Hartford Value HLS Fund..................................   IB        11,542,484.556
Hartford Value Opportunities HLS Fund....................   IA        18,352,548.913
Hartford Value Opportunities HLS Fund....................   IB         7,501,244.507

                                  ATTACHMENT B

                      BENEFICIAL OWNERSHIP OF FUND SHARES

     As of May 31, 2005, Fortis Benefits Insurance Company ("Fortis Benefits"), 2323 Grand Boulevard, Kansas City, Missouri 64108, (or its affiliates) was the sole shareholder of record of the following Funds (such shares are held for the benefit of contract holders and policy owners):

        Hartford Blue Chip Stock HLS Fund
        Hartford Capital Opportunities Fund
        Hartford International Stock HLS Fund

     As of May 31, 2005, Fortis Benefits, 2323 Grand Boulevard, Kansas City, Missouri 64108, (or its affiliates) owned 5% or more of the outstanding shares in the following Funds (such shares are held for the benefit of contract holders and policy owners):

                                             AMOUNT AND NATURE
                                               OF BENEFICIAL          PERCENTAGE OF
                                                 OWNERSHIP              OWNERSHIP
                                           ---------------------   -------------------
FUND                                        CLASS IA    CLASS IB   CLASS IA   CLASS IB
----                                       ----------   --------   --------   --------
Hartford Disciplined Equity HLS Fund.....  13,897,587      --        21%         --
Hartford Global Leaders HLS Fund.........  13,637,851      --        25%         --
Hartford Growth Opportunities HLS Fund...  21,886,977      --        71%         --
Hartford High Yield HLS Fund.............   3,895,735      --         8%         --
Hartford Index HLS Fund..................   6,860,393      --        12%         --
Hartford LargeCap Growth HLS Fund........   5,803,737      --        75%         --
Hartford MidCap Stock HLS Fund...........   4,497,120      --        99%         --
Hartford SmallCap Growth HLS Fund........  11,599,783      --        39%         --
Hartford SmallCap Value HLS Fund.........   6,122,574      --        93%         --
Hartford U.S. Government Securities HLS
  Fund...................................   9,890,492      --        22%         --
Hartford Value Opportunities HLS Fund....   6,430,530      --        36%         --

     As of May 31, 2005, Hartford Life Insurance Company, 200 Hopmeadow Street, Simsbury, CT 06089, (or its affiliates) owned 5% or more of the outstanding shares in the following Funds (such shares are held for the benefit of contract holders and policy owners):

                                         AMOUNT AND NATURE OF          PERCENTAGE OF
                                         BENEFICIAL OWNERSHIP            OWNERSHIP
                                      ---------------------------   -------------------
FUND                                    CLASS IA       CLASS IB     CLASS IA   CLASS IB
----                                  -------------   -----------   --------   --------
Hartford Advisers HLS Fund..........    358,367,802    59,511,180      93%        99%
Hartford Capital Appreciation HLS
  Fund..............................    190,000,604    45,689,845      97%        95%
Hartford Disciplined Equity HLS
  Fund..............................     53,274,161    26,516,050      79%       100%

                                         AMOUNT AND NATURE OF          PERCENTAGE OF
                                         BENEFICIAL OWNERSHIP            OWNERSHIP
                                      ---------------------------   -------------------
FUND                                    CLASS IA       CLASS IB     CLASS IA   CLASS IB
----                                  -------------   -----------   --------   --------
Hartford Dividend and Growth HLS
  Fund..............................    227,529,941    70,923,430      98%       100%
Hartford Equity Income HLS Fund.....     14,748,004     6,282,480     100%       100%
Hartford Focus HLS Fund.............      4,556,413     3,733,665     100%       100%
Hartford Global Advisers HLS Fund...     28,167,149     6,100,479     100%       100%
Hartford Global Communications HLS
  Fund..............................      1,742,621     1,285,671     100%       100%
Hartford Global Financial Services
  HLS Fund..........................      1,863,839     1,685,363     100%       100%
Hartford Global Health HLS Fund.....     16,158,931     7,078,570      94%       100%
Hartford Global Leaders HLS Fund....     38,287,367    16,032,981      70%       100%
Hartford Global Technology HLS
  Fund..............................     17,133,726     8,162,060      87%        93%
Hartford Growth HLS Fund............     24,082,556    16,349,053      99%       100%
Hartford Growth Opportunities HLS
  Fund..............................      8,768,067     4,852,644      29%       100%
Hartford High Yield HLS Fund........     42,796,067    29,347,328      88%       100%
Hartford Index HLS Fund.............     50,555,447     8,150,831      88%       100%
Hartford International Capital
  Appreciation HLS Fund.............     24,586,922    18,493,502      98%        99%
Hartford International Opportunities
  HLS Fund..........................     84,457,589    22,428,147      93%       100%
Hartford International Small Company
  HLS Fund..........................      8,141,998     4,930,183      93%       100%
Hartford LargeCap Growth HLS Fund...      1,907,641            --      25%        --
Hartford MidCap HLS Fund............     57,944,712     5,971,655      76%        79%
Hartford MidCap Value HLS Fund......     51,283,233    27,691,444     100%       100%
Hartford Money Market HLS Fund......  1,249,146,718   259,598,685      93%       100%
Hartford Mortgage Securities HLS
  Fund..............................     41,683,839    15,016,550     100%       100%
Hartford Small Company HLS Fund.....     46,228,985    12,290,229      87%        99%
Hartford SmallCap Growth HLS Fund...     14,600,885    11,722,213      49%       100%
Hartford SmallCap Value HLS Fund....        415,863            --       6%        --
Hartford Stock HLS Fund.............    103,876,407    16,045,735      90%        99%
Hartford Total Return Bond HLS
  Fund..............................    198,241,802    88,982,252      94%       100%
Hartford Value HLS Fund.............     16,172,090    11,550,979     100%       100%
Hartford U.S. Government Securities
  HLS Fund..........................     35,380,855    28,759,294      78%       100%
Hartford Value Opportunities HLS
  Fund..............................     11,557,214     7,254,778      64%       100%

     An employee retirement plan sponsored by The Hartford Financial Services Group, Inc. Hartford Plaza, Hartford, CT 06115, (or its affiliates) owned, as of May 31, 2005, shares of a number of Hartford HLS Funds:

                                         AMOUNT AND NATURE
                                           OF BENEFICIAL          PERCENTAGE OF
                                             OWNERSHIP              OWNERSHIP
                                        --------------------   -------------------
FUND                                    CLASS IA    CLASS IB   CLASS IA   CLASS IB
----                                    ---------   --------   --------   --------
Hartford Global Health HLS Fund.......    941,408      --         6%         --
Hartford Global Technology HLS Fund...  2,560,013      --        13%         --
Hartford MidCap HLS Fund..............  4,098,940      --         5%         --
Hartford Small Company HLS Fund.......  3,829,423      --         7%         --

Certain employee retirement plans of the State of California, P.O. Box 182029, Columbus, OH 43218-2029, as of May 31, 2005, owned an aggregate of 8% of the outstanding Class IA shares of Hartford Stock HLS Fund. (Number of
Shares -- 8,717,199)

Certain employee retirement plans of Wachovia Bank National Association and Wachovia Savings Plan, 525 W. WT Harris Blvd., Charlotte, NC 28288-0001, as of May 31, 2005, owned an aggregate of 15% of the outstanding Class IA shares of Hartford MidCap HLS Fund. (Number of Shares -- 11,483,045)

Certain employee retirement plans of American Express Trust Company, 50534 AXP Financial Ctr., Minneapolis, MN 55474-0505, as of May 31, 2005, owned an aggregate of 7% of the outstanding Class IB shares of Hartford MidCap HLS Fund. (Number of Shares -- 527,145)

Certain employee retirement plans of Investors Bank and Trust Company, 4 Manhattanville Road MD 2-41, Purchase, NY 10577-2139, as of May 31, 2005, owned an aggregate of 6% of the outstanding Class IB shares of Hartford MidCap HLS Fund. (Number of Shares -- 460,387)

Certain employee retirement plans of Mercer Trust Company, 1 Investors Way, Norwood, MA 02062-1599, as of May 31, 2005, owned an aggregate of 6% of the outstanding Class IB shares of Hartford MidCap HLS Fund. (Number of
Shares -- 477,679)

Certain employee retirement plans of O'Melveny & Meyers LLP, 400 South Hope Street, Los Angeles, CA 90071-2899, as of May 31, 2005, owned an aggregate of 6% of the outstanding Class IB shares of Hartford Global Technology HLS Fund. (Number of Shares -- 569,038)

Certain employee retirement plans of State Street Bank, 275 Washington Street, Newton, MA 02458-1646, as of May 31, 2005, owned an aggregate of 5% of the outstanding Class IA shares of Hartford Small Company HLS Fund. (Number of Shares -- 2,573,946)

     Mercer Trust Company, 1 Investors Way, Norwood, MA 02062-1599, is the only shareholder of Hartford SmallCap Value HLS Fund owning more than 5% of the outstanding Class IB shares of the Fund. Mercer Trust Company owned 100% of the Class IB shares of Hartford SmallCap Value HLS Fund as of May 31, 2005.

                                  ATTACHMENT C

                        THE HARTFORD MUTUAL FUNDS, INC.
                       THE HARTFORD MUTUAL FUNDS II, INC.
                           HARTFORD SERIES FUND, INC.
                       HARTFORD HLS SERIES FUND II, INC.
                     THE HARTFORD INCOME SHARES FUND, INC.
                             ("THE HARTFORD FUNDS")

                          NOMINATING COMMITTEE CHARTER

NOMINATING COMMITTEE MEMBERSHIP

     The Nominating Committee of The Hartford Funds (the "Committee") shall be composed entirely of Directors of the Funds that are not "interested persons" of the Funds, their investment adviser or their principal underwriter, as that term is defined in the Investment Company Act of 1940, as amended ("Independent Directors"), and may be comprised of one or more such Independent Directors. Officers of the Funds, although not members of the Committee, will nonetheless be expected to have a role in evaluating candidates and recruiting them for the Board.

BOARD NOMINATIONS AND FUNCTIONS

     1. The Committee shall make nominations for Independent Director membership on the Board of Directors. The Committee shall evaluate candidates' qualifications for Board membership and their independence from the Funds' investment adviser and other principal service providers. Persons selected must not be "interested persons" of the Funds, their investment adviser or their principal underwriter, as that term is defined in the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser. In determining nominees' qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board of Directors.

     2. The Committee shall consider nominees recommended by shareholders if a vacancy among the Independent Directors of The Hartford Funds occurs pursuant to the procedures attached hereto as Appendix A.

     3. The Committee shall meet as necessary prior to a meeting of the full Board and is empowered to hold special meetings as circumstances require.

     4. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and/or independent counsel to the Independent Directors and to retain experts, as deemed appropriate, at the expense of the Funds.

     5. The Committee shall review these Procedures as necessary and recommend any changes to the full Board of Directors.

ADOPTED: MAY 13, 2003
REVISED: MARCH 9, 2004

                                   APPENDIX A

            PROCEDURES FOR CONSIDERATION OF SHAREHOLDER NOMINATIONS
        FOR INDEPENDENT DIRECTOR MEMBERSHIP BY THE NOMINATING COMMITTEE

     1. The Nominating Committee will consider nominees recommended by shareholders if a vacancy among the Independent Directors of The Hartford Funds occurs. Each eligible shareholder or shareholder group may submit not more than one Independent Director nominee.

     2. In order for the Nominating Committee to consider a nominee recommended by shareholders, the nominee, as well as the shareholder or shareholder group making the recommendation, must meet all requirements provided under applicable federal and state law and in the applicable Fund's organizational documents.

     3. In order to recommend a nominee, a shareholder must send a letter to the chairperson of the Nominating Committee, in care of the Secretary of the applicable Hartford Fund at 55 Farmington Avenue, 11th Floor, Hartford, CT 06105, and must include, at a minimum:

          (i) the shareholder's contact information;

          (ii) the nominee's contact information, the nominee's resume or curriculum vitae, and the number of applicable Fund shares owned by the proposed nominee;

          (iii) a statement as to whether the nominee is an "interested person" of the applicable Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and appropriate documentation to support the statement;

          (iv) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934; and

          (v) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the applicable Fund's proxy statement, if so designated by the Nominating Committee and the Fund's Board of Directors.

          It shall be in the Nominating Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration due to the deficient submission.

     4. A Shareholder nominee recommendation must be received by the Nominating Committee within a reasonable time period prior to the proxy submission.

     5. A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Nominating Committee.

     6. If the Nominating Committee receives a recommended nominee from an eligible shareholder or shareholder group who individually, or in the aggregate, beneficially owned more than 5% of the applicable Fund's voting shares for at least one year as of the date of the recommendation and the shareholder or shareholder group and their candidate provides his or her written consent at the time the recommendation is made, the Fund shall disclose in the applicable proxy statement: (1) the candidate's identity, (2) the identity of the shareholder or shareholder group making the recommendation, and (3) whether or not the Nominating Committee chose to nominate that candidate.

     7. The Nominating Committee shall evaluate the qualifications of a director nominee in accordance with the guidelines attached hereto as Exhibit 1. The Nominating Committee may, in its sole discretion, consider any factors that it deems relevant in its consideration of a director nominee. Candidates submitted by shareholders shall be evaluated according to the same criteria as other director candidates.

     8. The Nominating Committee may, in its sole discretion, hire third parties to assist it with identifying, screening and evaluating nominees. If a third party is used with respect to a particular election, appropriate disclosure of that fact in the relevant proxy statement shall be made in accordance with applicable law.

     9. The final nomination of a prospective director rests solely with the Nominating Committee.

     10. The Nominating Committee shall review these Procedures as necessary and recommend any changes to the full Board of Directors of the Hartford Funds.

                                                                       EXHIBIT 1

              CRITERIA FOR SELECTION OF NEW INDEPENDENT DIRECTORS

     The ideal panel of independent directors should represent a cross section of the shareholder base of the Hartford-sponsored funds and, since their duties involve oversight of the management company's and service providers' activities relative to shareholder interests, care should be given to insure that the panel of individuals brings to their deliberation education, work and personal experiences that would improve the value provided to the shareholders.

     To maintain the vitality of the panel, some mandatory turnover of members is desired and should be accomplished through a reasonable retirement policy (e.g. age 72 mandatory retirement).

     The following criteria giving no prejudice towards an individual's gender, religion or race should be considered as a minimum requirement for consideration as an independent director:

     1. Fifteen (15) years business or academic experience in a management, administrative, or other oversight capacity.

     2. College degree or business experience equivalent to a college degree.

     3. At least one independent director should have an investment background and at least one director should have a financial/accounting background.

     4. Personal accomplishments that would provide ready acceptance by shareholders that the individual was capable of representing their interests.

     5. An ability to invest in Hartford funds.

     6. A person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of the shareholders.

     7. A person of high ethical standards.

     8. Must meet minimum standards set out in the funds' audit committee charter.

     9. Must be "financially literate" as that term is defined under New York Stock Exchange rules. For these purposes, this means the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Directors who have limited familiarity with finance can achieve such "literacy" through fund-sponsored training programs.

PROXY                                                                      PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
 PROXY FOR JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 7, 2005


HARTFORD SERIES FUND, INC.

The undersigned appoints Edward P. Macdonald, Tamara L. Fagely and Jill G. Powilatis or each of them separately with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote, as designated herein, all shares of the series of the company named above (the "Funds") held by the undersigned on June 21, 2005, at a Joint Special Meeting of Shareholders to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on September 7, 2005 at 8:30 a.m., Eastern Time, and at any adjournments or postponements thereof, upon the matters on the reverse side as set forth in the Notice of Joint Special Meeting of Shareholders and Proxy Statement, with all powers the undersigned would possess if present in person.

All previous proxies with respect to the meeting are revoked. Receipt of the Notice of Joint Special Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy. This proxy may be revoked at any time before it is exercised.

                           VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-235-4258

                           ----------------------------------------------------
                           999 9999 9999 999
                           ----------------------------------------------------

                           Please sign exactly as name appears to the left. When signing attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.


                           -----------------------------------------------------
                           Signature(s)

                                                                          , 2005
                           -----------------------------------------------
                           Date                                        HLS_15110

         PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE NOMINEES AND PROPOSALS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL THE NOMINEES AND PROPOSALS, IF THE PROXY CARD IS SIGNED, DATED AND RETURNED.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. SHAREHOLDERS WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION NEED ONLY SIGN AND DATE THIS PROXY CARD AND RETURN IN THE ENVELOPE PROVIDED.
                                 VOTING OPTIONS

                 (PC ICON)                            (TELEPHONE ICON)                        (MAIL ICON)

           VOTE ON THE INTERNET                        VOTE BY PHONE                          VOTE BY MAIL
                LOG ON TO:                          CALL 1-866-235-4258             VOTE, SIGN AND DATE THIS PROXY
      HTTPS://VOTE.PROXY-DIRECT.COM                 FOLLOW THE RECORDED                    AND RETURN IN THE
    FOLLOW THE ON-SCREEN INSTRUCTIONS                  INSTRUCTIONS                      POSTAGE-PAID ENVELOPE.
           AVAILABLE 24 HOURS.                      AVAILABLE 24 HOURS.


   PORTFOLIO                                   PORTFOLIO                                  PORTFOLIO
   ---------                                   ---------                                  ---------
   Fundname Drop-In 1                          Fundname Drop-In 2                         Fundname Drop-In 3
   Fundname Drop-In 4                          Fundname Drop-In 5                         Fundname Drop-In 6
   Fundname Drop-In 7                          Fundname Drop-In 8                         Fundname Drop-In 9
   Fundname Drop-In 10                         Fundname Drop-In 11                        Fundname Drop-In 12
   Fundname Drop-In 13                         Fundname Drop-In 14                        Fundname Drop-In 15
   Fundname Drop-In 16                         Fundname Drop-In 17                        Fundname Drop-In 18
   Fundname Drop-In 19                         Fundname Drop-In 20                        Fundname Drop-In 21
   Fundname Drop-In 22                         Fundname Drop-In 23                        Fundname Drop-In 24
   Fundname Drop-In 25                         Fundname Drop-In 26


        PLEASE INDICATE YOUR VOTES ON THE PROPOSALS ON THE REVERSE SIDE.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE:

[ ] To vote FOR ALL Proposals mark this box. If this box is marked, no other vote is necessary.

1.  TO ELECT NINE NOMINEES TO THE BOARD OF DIRECTORS:

                                                                  FOR ALL     WITHHOLD ALL     FOR ALL EXCEPT
01  L.S. Birdsong     02  R.M. Gavin      03  D.E. Hill             [ ]           [ ]                [ ]
04  S.S. Jaffee       05  W.P. Johnston   06  P.O. Peterson
07  T.M. Marra        08  L.A. Smith      09  D.M. Znamierowski

*TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, MARK THE BOX "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S(S') NUMBER(S) ON THE LINE BELOW.
--------------------------------------------------------------------------------

2. TO APPROVE A PROPOSAL TO PERMIT THE FUNDS' INVESTMENT ADVISER TO SELECT AND CONTRACT WITH INVESTMENT SUB-ADVISERS WITHOUT OBTAINING SHAREHOLDER APPROVAL. (FOR SHAREHOLDERS OF SERIES OF HARTFORD SERIES FUND, INC. ONLY)

                        FOR  AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN
   Fundname Drop-In 1   [ ]    [ ]      [ ]   Fundname Drop-In 2   [ ]    [ ]      [ ]   Fundname Drop-In 3   [ ]    [ ]      [ ]
   Fundname Drop-In 4   [ ]    [ ]      [ ]   Fundname Drop-In 5   [ ]    [ ]      [ ]   Fundname Drop-In 6   [ ]    [ ]      [ ]
   Fundname Drop-In 7   [ ]    [ ]      [ ]   Fundname Drop-In 8   [ ]    [ ]      [ ]   Fundname Drop-In 9   [ ]    [ ]      [ ]
   Fundname Drop-In 10  [ ]    [ ]      [ ]   Fundname Drop-In 11  [ ]    [ ]      [ ]   Fundname Drop-In 12  [ ]    [ ]      [ ]
   Fundname Drop-In 13  [ ]    [ ]      [ ]   Fundname Drop-In 14  [ ]    [ ]      [ ]   Fundname Drop-In 15  [ ]    [ ]      [ ]
   Fundname Drop-In 16  [ ]    [ ]      [ ]   Fundname Drop-In 17  [ ]    [ ]      [ ]   Fundname Drop-In 18  [ ]    [ ]      [ ]
   Fundname Drop-In 19  [ ]    [ ]      [ ]   Fundname Drop-In 20  [ ]    [ ]      [ ]   Fundname Drop-In 21  [ ]    [ ]      [ ]
   Fundname Drop-In 22  [ ]    [ ]      [ ]   Fundname Drop-In 23  [ ]    [ ]      [ ]   Fundname Drop-In 24  [ ]    [ ]      [ ]
   Fundname Drop-In 25  [ ]    [ ]      [ ]   Fundname Drop-In 26  [ ]    [ ]      [ ]


3. TO APPROVE A PROPOSAL TO REVISE THE FUNDAMENTAL INVESTMENT POLICY OF THE FUNDS REGARDING INVESTMENT CONCENTRATIONS WITHIN PARTICULAR INDUSTRIES (FOR ALL SHAREHOLDERS EXCEPT THOSE WHO OWN SHARES OF THE FOLLOWING FUNDS: HARTFORD GLOBAL COMMUNICATIONS HLS FUND, HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND, HARTFORD GLOBAL HEALTH HLS FUND, AND HARTFORD GLOBAL TECHNOLOGY HLS FUND).

                        FOR  AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN
   Fundname Drop-In 1   [ ]    [ ]      [ ]   Fundname Drop-In 2   [ ]    [ ]      [ ]   Fundname Drop-In 3   [ ]    [ ]      [ ]
   Fundname Drop-In 4   [ ]    [ ]      [ ]   Fundname Drop-In 5   [ ]    [ ]      [ ]   Fundname Drop-In 6   [ ]    [ ]      [ ]
   Fundname Drop-In 7   [ ]    [ ]      [ ]   Fundname Drop-In 8   [ ]    [ ]      [ ]   Fundname Drop-In 9   [ ]    [ ]      [ ]
   Fundname Drop-In 10  [ ]    [ ]      [ ]   Fundname Drop-In 11  [ ]    [ ]      [ ]   Fundname Drop-In 12  [ ]    [ ]      [ ]
   Fundname Drop-In 13  [ ]    [ ]      [ ]   Fundname Drop-In 14  [ ]    [ ]      [ ]   Fundname Drop-In 15  [ ]    [ ]      [ ]
   Fundname Drop-In 16  [ ]    [ ]      [ ]   Fundname Drop-In 17  [ ]    [ ]      [ ]   Fundname Drop-In 18  [ ]    [ ]      [ ]
   Fundname Drop-In 19  [ ]    [ ]      [ ]   Fundname Drop-In 20  [ ]    [ ]      [ ]   Fundname Drop-In 21  [ ]    [ ]      [ ]
   Fundname Drop-In 22  [ ]    [ ]      [ ]   Fundname Drop-In 23  [ ]    [ ]      [ ]   Fundname Drop-In 24  [ ]    [ ]      [ ]
   Fundname Drop-In 25  [ ]    [ ]      [ ]   Fundname Drop-In 26  [ ]    [ ]      [ ]


         PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN
                             THE ENCLOSED ENVELOPE.

VOTING INSTRUCTIONS         HARTFORD SERIES FUND,INC.        VOTING INSTRUCTIONS
          VOTING INSTRUCTIONS FOR JOINT SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON SEPTEMBER 7, 2005
 THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE BOARD OF DIRECTORS OF HARTFORD
                                SERIES FUND, INC.
                 ON BEHALF OF THE INSURANCE COMPANY LISTED BELOW

[INSURANCE NAME DROP IN]

The undersigned is the owner of a variable annuity or variable life insurance contract issued by the above-referenced Insurance Company. (The issuer of such contract being referred to herein as the "Issuer.") The undersigned hereby instructs the Issuer to represent and vote, as designated herein, the number of shares of the series of Hartford Series Fund, Inc. (the "Funds") represented by the number of votes attributable to the undersigned's variable annuity contract or variable life insurance contract as of June 21, 2005 at a Joint Special Meeting of Shareholders to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on September 7, 2005 at 8:30 a.m., Eastern Time, and at any adjournments or postponements thereof, upon the matters on the reverse side as set forth in the Notice of Joint Special Meeting of Shareholders and Proxy Statement.

All previous voting instructions with respect to the meeting are hereby revoked. Receipt of the Notice of Joint Special Meeting of Shareholders and Proxy Statement is acknowledged by your execution of these voting instructions.

In its discretion, the Issuer is authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. Contract and policy owners wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this voting instruction form and return it in the envelope provided.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-235-4258
                            999 9999 9999 999

                            Please sign exactly as name appears to the left. When signing attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

                           -----------------------------------------------------
                           Signature(s)

                           -----------------------------------------------, 2005
                           Date                                        HLS_15110



      PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR VOTING INSTRUCTIONS
                           IN THE ENCLOSED ENVELOPE.

THESE VOTING INSTRUCTIONS WILL BE VOTED AS INSTRUCTED ON THE NOMINEES AND PROPOSALS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THESE VOTING INSTRUCTIONS, IF SIGNED, DATED AND RETURNED, WILL BE VOTED "FOR" ALL NOMINEES AND PROPOSALS. UPON ALL OTHER MATTERS, ISSUER SHALL VOTE ACCORDING TO ITS BEST JUDGEMENT.




                                 VOTING OPTIONS

           (PC ICON)                   (TELEPHONE ICON)                (MAIL ICON)
     VOTE ON THE INTERNET               VOTE BY PHONE                 VOTE BY MAIL
           LOG ON TO:                CALL 1-866-235-4258     VOTE, SIGN AND DATE THIS VOTING
  HTTPS://VOTE.PROXY-DIRECT.COM      FOLLOW THE RECORDED      INSTRUCTION AND RETURN IN THE
FOLLOW THE ON-SCREEN INSTRUCTIONS       INSTRUCTIONS              POSTAGE-PAID ENVELOPE.
      AVAILABLE 24 HOURS.            AVAILABLE 24 HOURS.




PORTFOLIO                   PORTFOLIO                       PORTFOLIO
---------                   ---------                       ---------
Fundname Drop-In 1          Fundname Drop-In 2              Fundname Drop-In 3
Fundname Drop-In 4          Fundname Drop-In 5              Fundname Drop-In 6
Fundname Drop-In 7          Fundname Drop-In 8              Fundname Drop-In 9
Fundname Drop-In 10         Fundname Drop-In 11             Fundname Drop-In 12
Fundname Drop-In 13         Fundname Drop-In 14             Fundname Drop-In 15
Fundname Drop-In 16         Fundname Drop-In 17             Fundname Drop-In 18
Fundname Drop-In 19         Fundname Drop-In 20             Fundname Drop-In 21
Fundname Drop-In 22         Fundname Drop-In 23             Fundname Drop-In 24
Fundname Drop-In 25         Fundname Drop-In 26

 PLEASE PROVIDE YOUR VOTING INSTRUCTIONS FOR THE PROPOSALS ON THE REVERSE SIDE.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: [ ]


[ ] To vote FOR ALL Proposals mark this box. If this box is marked, no other vote is necessary.

1. TO ELECT NINE NOMINEES TO THE BOARD OF DIRECTORS:

                                                                  FOR ALL     WITHHOLD ALL     FOR ALL EXCEPT
01  L.S. Birdsong     02  R.M. Gavin      03  D.E. Hill             [ ]           [ ]                [ ]
04  S.S. Jaffee       05  W.P. Johnston   06  P.O. Peterson
07  T.M. Marra        08  L.A. Smith      09  D.M. Znamierowski

*TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, MARK THE BOX "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S(S') NUMBER(S) ON THE LINE BELOW.

--------------------------------------------------------------------------------

2. TO APPROVE A PROPOSAL TO PERMIT THE FUNDS' INVESTMENT ADVISER TO SELECT AND CONTRACT WITH SUB-ADVISERS WITHOUT OBTAINING SHAREHOLDER APPROVAL. (FOR CONTRACT AND POLICY OWNERS WHOSE CONTRACTS RELATE TO SERIES OF HARTFORD SERIES FUND, INC.
ONLY)

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                         FOR  AGAINST  ABSTAIN
Fundname Drop-In 1   [ ]    [ ]      [ ]    Fundname Drop-In 2   [ ]    [ ]      [ ]     Fundname Drop-In 3    [ ]    [ ]      [ ]
Fundname Drop-In 4   [ ]    [ ]      [ ]    Fundname Drop-In 5   [ ]    [ ]      [ ]     Fundname Drop-In 6    [ ]    [ ]      [ ]
Fundname Drop-In 7   [ ]    [ ]      [ ]    Fundname Drop-In 8   [ ]    [ ]      [ ]     Fundname Drop-In 9    [ ]    [ ]      [ ]
Fundname Drop-In 10  [ ]    [ ]      [ ]    Fundname Drop-In 11  [ ]    [ ]      [ ]     Fundname Drop-In 12   [ ]    [ ]      [ ]
Fundname Drop-In 13  [ ]    [ ]      [ ]    Fundname Drop-In 14  [ ]    [ ]      [ ]     Fundname Drop-In 15   [ ]    [ ]      [ ]
Fundname Drop-In 16  [ ]    [ ]      [ ]    Fundname Drop-In 17  [ ]    [ ]      [ ]     Fundname Drop-In 18   [ ]    [ ]      [ ]
Fundname Drop-In 19  [ ]    [ ]      [ ]    Fundname Drop-In 20  [ ]    [ ]      [ ]     Fundname Drop-In 21   [ ]    [ ]      [ ]
Fundname Drop-In 22  [ ]    [ ]      [ ]    Fundname Drop-In 23  [ ]    [ ]      [ ]     Fundname Drop-In 24   [ ]    [ ]      [ ]
Fundname Drop-In 25  [ ]    [ ]      [ ]    Fundname Drop-In 26  [ ]    [ ]      [ ]

3. TO APPROVE A PROPOSAL TO REVISE THE FUNDAMENTAL INVESTMENT POLICY OF THE FUNDS REGARDING INVESTMENT CONCENTRATIONS WITHIN PARTICULAR INDUSTRIES. (FOR ALL CONTRACT AND POLICY OWNERS EXCEPT THOSE WHOSE CONTRACTS RELATE TO THE FOLLOWING
FUNDS: HARTFORD GLOBAL COMMUNICATIONS HLS FUND, HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND, HARTFORD GLOBAL HEALTH HLS FUND, AND HARTFORD GLOBAL TECHNOLOGY HLS FUND).

                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN
Fundname Drop-In 1    [ ]    [ ]      [ ]     Fundname Drop-In 2   [ ]    [ ]      [ ]   Fundname Drop-In 3   [ ]    [ ]      [ ]
Fundname Drop-In 4    [ ]    [ ]      [ ]     Fundname Drop-In 5   [ ]    [ ]      [ ]   Fundname Drop-In 6   [ ]    [ ]      [ ]
Fundname Drop-In 7    [ ]    [ ]      [ ]     Fundname Drop-In 8   [ ]    [ ]      [ ]   Fundname Drop-In 9   [ ]    [ ]      [ ]
Fundname Drop-In 10   [ ]    [ ]      [ ]     Fundname Drop-In 11  [ ]    [ ]      [ ]   Fundname Drop-In 12  [ ]    [ ]      [ ]
Fundname Drop-In 13   [ ]    [ ]      [ ]     Fundname Drop-In 14  [ ]    [ ]      [ ]   Fundname Drop-In 15  [ ]    [ ]      [ ]
Fundname Drop-In 16   [ ]    [ ]      [ ]     Fundname Drop-In 17  [ ]    [ ]      [ ]   Fundname Drop-In 18  [ ]    [ ]      [ ]
Fundname Drop-In 19   [ ]    [ ]      [ ]     Fundname Drop-In 20  [ ]    [ ]      [ ]   Fundname Drop-In 21  [ ]    [ ]      [ ]
Fundname Drop-In 22   [ ]    [ ]      [ ]     Fundname Drop-In 23  [ ]    [ ]      [ ]   Fundname Drop-In 24  [ ]    [ ]      [ ]
Fundname Drop-In 25   [ ]    [ ]      [ ]     Fundname Drop-In 26  [ ]    [ ]      [ ]



     PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR VOTING INSTRUCTIONS IN
                             THE ENCLOSED ENVELOPE.